Exhibit 99.1

Desktop Report & Valuation 6 February 2026 Kasper 1 L.P - Due Diligence Exercise (187 properties) Prepared for Kasper 1 L.P

Desktop Report & Valuation - 6 February 2026 - Kasper 1 L.P - Due Diligence Exercise (187 properties) CONTENTS Executive Summary 3 1. Instructions and Terms of Reference 4 2. The Property, Statutory and Legal Aspects 8 3. Market Commentary 16 4. Valuation Advice 18 5. General Assumptions & Conditions 20 Appendix 1 - Confirmation of Instructions Appendix 2 - Schedule of Properties Appendix 3 - Market Commentary Appendix 4 - Sample Photographs Kasper 1 L.P Valuation Date - 6 February 2026 2

Desktop Report & Valuation - 6 February 2026 - Kasper 1 L.P - Due Diligence Exercise (187 properties) Executive Summary Portfolio Details Project Name Kasper 1 L.P - Due Diligence Exercise (187 properties) Description 187 properties located across the UK Background and Proposal This report is provided as part of a wider due diligence exercise on the subject portfolio of properties in this exericse (circa 4,000) units. Tenure Assumed Freehold Number of Units 187 Principal Valuation Considerations Limited drive by inspection exercise, limited property information available we provide the Market Value of the properties, on the Special Assumption of full vacant possession. Information Requiring Clarification A schedule of bedroom numbers, condition comment, floor areas or confirmed house type was not available. Action Point: Available Information Should specific property or portfolio level information be provided, or internal access be possible we reserve the right to amend our indication of value - this can be provided as a separate exercise under further instruction. Valuation Summary Aggregate VPV -187 units £97,425,000 Please see body of report for special assumption valuations. Kasper 1 L.P Valuation Date - 6 February 2026 3

1. Instructions and Terms of Reference

Desktop Report & Valuation - 6 February 2026 - Kasper 1 L.P - Due Diligence Exercise (187 properties) 1.1 Client Kasper 1 L.P C/o 152928 Canada Inc. 199 Bay Street, Commerce Court West, Suite 5300, Toronto, Ontario, M5L1B9, Canada For the attention of: Imran Siddiqui 1.2 Property 187 subject properties making up a proportion of the overall portfolio. 1.3 Addressee Language This report is addressed to and capable of being relied upon by: Ontario, M5L1B9, Canada: and United Kingdom. ((together, the Addressees) provided that, in relying on this report, each of the Addressees acknowledges and agrees that: (a) this report refers to the position at the date it was originally issued and, unless otherwise confirmed by us in writing, we have taken no action to review or update this report since the date it was originally issued; (b) our aggregate liability to any one or more or all of the Addressees in respect of this report shall be limited to the lower of 10% of the Value of the Property as stated in our report and £10million; and (c) this report is subject to the terms and conditions set out in our letter of engagement with Kasper 1 L.P. dated 6 February 2026. 1.4 Instructions and Basis of Valuation In accordance with your instructions as confirmed to you on 6 February 2026, we have inspected the property(ies) (drive-by only) and made such enquiries as are sufficient to provide you with our opinion(s) of value stated below. A copy of our instructions is enclosed at Appendix 1. You have instructed us to provide our opinions of value on the following bases: 1.5 Definition of Bases of Value In undertaking our valuations, we have adopted the definitions of Market Value as defined in the RICS Valuation – Global Standards (“the Red Book”), and as detailed in our General Conditions to this report. 1.6 Background We have been instructed to provide a desktop valuation of the properties for internal decision making and due diligence purposes. We have agreed that, given the very limited information available for the properties, it has been necessary to adopt a number of reasonable valuation assumptions. However, it must be emphasised that any exercise requiring firmer, evidence‑based assumptions would necessitate direct access to the properties. Full internal inspection would be required to take accurate measurements, assess component quality and specification, and confirm fundamental details such as property type, bedroom numbers, and precise floor areas. Without this level of verified information, the reliability of any valuation is inherently constrained. 1.7 Conflicts of Interest In accordance with the RICS professional standard on Conflicts of Interest (1st Edition, March 2017), we are required by our professional body, the Royal Institution of Chartered Surveyors, to inform you of certain matters that could be perceived as a conflict prior to confirming our valuation appointment. We confirm that Savills Advisory Services Ltd does not have an involvement with the property and there are no other factors that could limit our ability to provide an impartial and independent valuation. Accordingly, we are reporting on an objective and unbiased basis. 1.8 Date of Valuation Our opinion(s) of value are as at 6 February 2026. The importance of the date of valuation must be stressed as property values can change over a relatively short period. 1.9 Purpose of Valuations The Valuation is required for business planning purposes relating to the discussions between the parties and potential securitisation of Phoenix Group Management Services Limited equity release portfolio. It is important that the Report is not used out of context or for the purposes for which it was not intended. For clarification, it is expressly stated that the Valuation is not for loan security purposes. i. Kasper 1 L.P. whose principal place of business is c/o 152928 Canada Inc.,199 Bay Street, Commerce Court West, Suite 5300, Toronto, i. Sunshine Mortgage Funding 1 plc whose registered office address is c/o TMF Group 13th Floor, One Angel Court, London, EC2R 7HJ, The Market Value of the properties, on the Special Assumption of full vacant possession (”Vacant Possession Value”); Kasper 1 L.P Valuation Date - 6 February 2026 5

Desktop Report & Valuation - 6 February 2026 - Kasper 1 L.P - Due Diligence Exercise (187 properties) 1.10 Valuer Details and Inspection The due diligence enquiries referred to below were undertaken by Catherine Wilson BSc (Hons) MRICS and James Crawford BA Hons MRICS. The valuations have also been reviewed by Andrew Garratt FRICS and Matthew Sale MRICS. As a desktop instruction, we have not inspected nor measured the properties for the purposes of this valuation. 98% of the 187 properties were visited for a drive by inspection, photographs taken and online research undertaken to gather vacant possession comparables. 1.11 Liability Cap Our aggregate liability to any one, or more, or all of the Addressees or any other party who otherwise becomes entitled to rely upon the Report under or in connection with this agreement and our Valuation, however that liability arises (including, without limitation, a liability arising by breach of contract, arising by tort, including, without limitation, the tort of negligence, or arising by breach of statutory duty) shall be limited to the lower of: Value means: valuations included in the one Report. Nothing shall exclude or limit our liability for death or personal injury caused by our negligence or for any other liability that cannot be excluded by law. 1.12 RICS Compliance This report has been prepared in accordance with the RICS Valuation – Global Standards (incorporating the IVSC International Valuation Standards) effective from 31 January 2025 together, where applicable, with the UK National Supplement effective 1 May 2024, together the ‘’Red Book". 1.13 Verification This report contains many assumptions, some of a general and some of a specific nature. Our valuations are based upon certain information supplied to us by others. Some information we consider material may not have been provided to us. All of these matters are referred to in the relevant sections of this report. We recommend that you satisfy yourself on all these points, either by verification of individual points or by judgement of the relevance of each particular point in the context of the purpose of our valuations. Our valuations should not be relied upon pending this verification process. 1.14 Extent of Due Diligence Enquiries and Information Sources Where possible in the time available, we have verified and supplemented information provided to us. However, if further information becomes available of which we are not currently aware, we reserve the right to amend our valuation accordingly to take this into account. Our valuation has been carried out in the absence of the following definitive information: Bedroom numbers of the subject portfolio. The way in which we have approached these matters is set out in the relevant sections of the report below. Information Source Kasper 1 L.P 1.15 Market Conditions The UK political and economic environment continues to evolve rapidly, creating a complex landscape. Moreover, ongoing geopolitical tensions worldwide add to the uncertainty, with the possibility of sudden escalation that could significantly affect global trade, economies, and property values. For the housing market, the Autumn budget created further disruption with the introduction of a High Value Council Tax Surcharge (HVCTS). This is a new charge on owners of residential property in England worth £2m or more (in 2026) and takes effect from April 2028. Moreover, the imposition of higher income tax charges on rental income from April 2027, coupled with the enactment of the Renters Rights Act, is also likely to hasten the restructuring of the rental market in favour of larger wealthier landlords. The outlook for the UK housing market continues to evolve, and it is therefore important to recognise that our valuation has been prepared against the backdrop outlined above. Moreover, investor behaviour can change quickly during such periods of volatility. As such the 10.00% of the Value (as defined below) of the property stated in our Report; and £10,000,000 1. where more than one value is stated for the same property on different bases, the highest valuation figure recorded in our Report; and 2. in the case of valuations of portfolios, estates, shopping centres and other multi-unit properties within one Report, the aggregate of our Full Address of the properties including Postcodes Property Types (available in some, but not all instances) Previous VP Value (source unknown) Current LTV Kasper 1 L.P Valuation Date - 6 February 2026 6

Desktop Report & Valuation - 6 February 2026 - Kasper 1 L.P - Due Diligence Exercise (187 properties) conclusions set out in this report are only valid at the valuation date and we would recommend that the value of the property is kept under regular review. For the avoidance of doubt, our valuation is not reported as being subject to “material valuation uncertainty” as defined in the RICS valuation – Global standards. 1.16 General Assumptions and Conditions All valuation advice has been carried out on the basis of the General Assumptions and Conditions set out in Section 5. 1.17 Confidentiality The valuations herein are provided for you for internal due diligence and decision making purposes purposes. They cannot be relied upon for any other purpose, including loan security valuations, or disposal purposes. In accordance with the recommendations of the RICS, this report is provided solely for the purposes stated above. It is confidential to and for the use only of the party to whom it is addressed and no responsibility whatsoever is accepted to any third party for the whole or any part of its contents. Any such parties rely upon this report at their own risk. Neither the whole nor any part of this report or any reference to it may be included now, or at any time in the future, in any published document, circular or statement, nor published, referred to or used in any way without our written approval of the form and context in which it may appear. 1.18 Signatories Catherine Wilson MRICS BSc (Hons) RICS Registered Valuer Head of Housing Valuation catherine.wilson@savills.com +44 (0) 207 330 8624 +447967555618 James Crawford MRICS RICS Registered Valuer Associate Director James.Crawford@savills.com +44 (0) 020 3618 3566 +447870999266 Andrew Garratt BA FRICS FCIH RICS Registered Valuer Director AGarratt@savills.com +447807999579 33 Margaret Street, London, W1G 0JD For and on behalf of Savills Advisory Services Ltd, a subsidiary of Savills Plc. Regulated by RICS Registered in England No. 06215875 Registered Office: 33 Margaret Street, London, W1G 0JD Kasper 1 L.P Valuation Date - 6 February 2026 7

2. The Property, Statutory and Legal Aspects

Desktop Report & Valuation - 6 February 2026 - Kasper 1 L.P - Due Diligence Exercise (187 properties) 2.1 Location and Situation The properties to be included within the valuation comprises 187 properties spread across the UK. There are 187 properties made up of 172 houses and bungalows (92%) and 15 flats and maisonettes (8%). The properties are owner occupied properties situated in predominantly residential areas, which are varied from rural locations, to more central town centre locations. Locations vary, and this has been reflected in our assessment of Vacant Possession Value. Please see spread of stock in the map and also our summary of ONS settlement types below. Location Number of Properties % Northern Ireland n/a n/a Scotland 7 3.74% Accessible Small Towns 1 0.53% Large Urban Areas 3 1.60% Other Urban Areas 1 0.53% Remote Rural 1 0.53% Very Remote Rura 1 0.53% England & Wales 168 89.94% City and Town 60 32.09% Hamlets and Isolated Dwellings 9 4.81% Hamlets and Isolated Dwellings in a Sparse Setting 1 0.53% Major Conurbation 60 32.09% Minor Conurbation 5 2.67% Town and Fringe 23 12.30% Village 9 4.81% Village in a Sparse Setting 1 0.53% Kasper 1 L.P Valuation Date - 6 February 2026 9

Desktop Report & Valuation - 6 February 2026 - Kasper 1 L.P - Due Diligence Exercise (187 properties)


SCOTLAND
Elgin
Inverness
Portree
HEBRIDES
Aberdeen
Dundee
St Andrews
Stirling
Glasgow
Edinburgh
North S
United Kingdom
Newcastle upon Tyne
NORTHERN IRELAND
Isle of Man
Sligo
Dundalk
Drogheda
Dublin
Ireland
Galway
Liverpool
Manchester
Leeds
Limerick
Kilkenny
Tralee
Killarney
Cork
Waterford
Birmingham
Norwich
Cambridge
WALES
ENGLAND
Oxford
London
Cardiff
Bristol
Rotter
Exeter
Bournemouth
Plymouth
Lille
English Channel

Location	Flats & Maisonettes	Houses & Bungalows	Total	% of Total
Amber Valley		3	3	1.6%
Ards and North Down		3	3	1.6%
Armagh City, Banbridge and Craigavon		1	1	0.5%
Arun		1	1	0.5%
Ashfield		1	1	0.5%
Barnet		3	3	1.6%
Bassetlaw		1	1	0.5%
Bath and North East Somerset		1	1	0.5%
Bedford		1	1	0.5%
Belfast		3	3	1.6%
Bexley		1	1	0.5%
Birmingham		1	1	0.5%
Blackburn with Darwen		1	1	0.5%
Boston		1	1	0.5%
Bournemouth, Christchurch and Poole		1	1	0.5%
Bradford		1	1	0.5%

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Desktop Report & Valuation - 6 February 2026 - Kasper 1 L.P - Due Diligence Exercise (187 properties)

Location	Flats & Maisonettes	Houses & Bungalows	Total	% of Total
Brent		1	1	0.5%
Bristol, City of		2	2	1.1%
Bromley		1	1	0.5%
Bromsgrove		2	2	1.1%
Calderdale	1		1	0.5%
Cardiff		2	2	1.1%
Charnwood		2	2	1.1%
Cheshire East		1	1	0.5%
Cheshire West and Chester		2	2	1.1%
Chesterfield		1	1	0.5%
Cornwall		1	1	0.5%
County Durham		7	7	3.7%
Darlington		1	1	0.5%
Derby		3	3	1.6%
Ealing		2	2	1.1%
East Devon	2		2	1.1%
East Hertfordshire		1	1	0.5%
East Lothian		1	1	0.5%
East Riding of Yorkshire	1	5	6	3.2%
Edinburgh	1		1	0.5%
Elmbridge		1	1	0.5%
Enfield		1	1	0.5%
Erewash		2	2	1.1%
Gateshead		1	1	0.5%
Glasgow	1	1	2	1.1%
Guildford		1	1	0.5%
Hackney		1	1	0.5%
Hammersmith and Fulham		1	1	0.5%
Harborough		3	3	1.6%
Harrow		2	2	1.1%
Havering		1	1	0.5%
Hillingdon		1	1	0.5%
Hinckley and Bosworth		1	1	0.5%

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Desktop Report & Valuation - 6 February 2026 - Kasper 1 L.P - Due Diligence Exercise (187 properties)

Location	Flats & Maisonettes	Houses & Bungalows	Total	% of Total
Islington		1	1	0.5%
Leeds	3	18	21	11.2%
Lichfield		1	1	0.5%
Lisburn and Castlereagh		3	3	1.6%
Malvern Hills		2	2	1.1%
Melton		3	3	1.6%
Merton		1	1	0.5%
Mid and East Antrim	1	1	2	1.1%
Middlesbrough		1	1	0.5%
Midlothian	1		1	0.5%
New Forest		1	1	0.5%
Newark and Sherwood		1	1	0.5%
Newcastle upon Tyne	1	1	2	1.1%
North East Derbyshire		1	1	0.5%
North Kesteven		1	1	0.5%
North Norfolk		1	1	0.5%
North Yorkshire		1	1	0.5%
Northumberland		1	1	0.5%
Nottingham		1	1	0.5%
Oadby and Wigston		1	1	0.5%
Oldham		1	1	0.5%
Perth and Kinross		2	2	1.1%
Redbridge	1	1	2	1.1%
Redcar and Cleveland		3	3	1.6%
Richmond upon Thames		2	2	1.1%
Rushcliffe		1	1	0.5%
Sefton		1	1	0.5%
Sevenoaks	1	2	3	1.6%
Sheffield		1	1	0.5%
Spelthorne		1	1	0.5%
Stockport		1	1	0.5%
Stockton-on-Tees		8	8	4.3%
Stratford-on-Avon		2	2	1.1%

Kasper 1 L.P Valuation Date - 6 February 2026 12

Desktop Report & Valuation - 6 February 2026 - Kasper 1 L.P - Due Diligence Exercise (187 properties)

Location	Flats & Maisonettes	Houses & Bungalows	Total	% of Total
Sutton		1	1	0.5%
The Vale of Glamorgan		1	1	0.5%
Tonbridge and Malling		3	3	1.6%
Trafford		1	1	0.5%
Wakefield		1	1	0.5%
Waltham Forest		1	1	0.5%
Wandsworth		3	3	1.6%
West Devon		1	1	0.5%
West Lindsey		1	1	0.5%
West Northamptonshire		1	1	0.5%
Westminster	1		1	0.5%
Westmorland and Furness		1	1	0.5%
Wigan		1	1	0.5%
Wiltshire		1	1	0.5%
Wirral		2	2	1.1%
Wokingham		1	1	0.5%
Wychavon		1	1	0.5%
York		8	8	4.3%
TOTAL	**15**	**172**	**187**	**100%**

The portfolio comprises a broad and varied range of residential stock, including houses, bungalows and flats. The accommodation is drawn from a mixture of traditional street properties, small-scale infill developments and purpose-built flatted schemes. The age profile of the stock is equally diverse, extending from older, character properties, including a number of Grade II listed buildings, through to mid- to late-20th-century estate-type dwellings typical of the 1970s and later suburban expansion.
In terms of construction, the properties are generally understood to be of traditional or modern conventional build. External walls typically comprise brick, stone or rendered elevations, while roofs are predominantly pitched and finished with concrete tiles or natural/artificial slate. Windows are generally double-glazed, set within timber or UPVc frames. Services and internal specifications are expected to vary according to age and historic maintenance regimes, although the general standard is considered consistent with reasonable quality owner occupied residential stock.
The portfolio represents a blend of what would be categorised as primary and secondary residential investment assets — primary where properties occupy established residential locations with strong ongoing demand, and secondary where accommodation forms part of older urban stock, rural or peripheral estate housing. Importantly, the portfolio contains no high-rise flatted blocks, with the multi-unit accommodation being limited to low- and medium-rise, low-density configurations more typically associated with suburban or semi-urban residential environments.

A selection of photographs taken during our drive-by/kerb side inspection exercise is at **Appendix 3.**

Kasper 1 L.P Valuation Date - 6 February 2026 13

Desktop Report & Valuation - 6 February 2026 - Kasper 1 L.P - Due Diligence Exercise (187 properties)

savills

2.2 Property Types

The properties can be summarised by type as follows:

Property Type	Total	% of Total
Bungalow	46	24.6%
Detached House	48	25.7%
Flat/Maisonette	15	8.0%
Semi Detached House	52	27.8%
Terraced House	26	13.9%
Total	187	100.0%

Please refer to **Appendix 2** for a full Stocklist of the subject properties with details of the individual VPs and property types. This will also be shared electronically.

2.3 Title

2.3.1 Report on Title

We have not been provided with details of title. We have assumed for the purposes of this report that each property has good and marketable title and that there are no restrictions or covenants that would adversely affect our opinion of value.

For clarity, we assume that there are no age restricted units included within the subject portfolio.

2.3.2 Renters' Rights Act

When forming our opinion of value(s) we have assumed that the current occupation of the property will not be affected by this change in legislation given that the property is vacant or the landlord can gain vacant possession within the next 3 months. However, should the property be let or subsequently fall within the scope of this legislation in the future, we reserve the right to amend our valuation accordingly to take this into account.

2.4 Condition

2.4.1 General Condition

As instructed, we have not carried out a structural survey, nor have we tested any of the services. However, we would comment, without liability, that during the course of our inspection for valuation purposes, we observed that the property appears to be in reasonable to average condition throughout.

Apart from any matters specifically referred to in this report, we have assumed that the properties are free from structural faults or significant defects and are in a good and and satisfactory condition internally. The report is prepared on this assumption.

2.5 Environmental Considerations

2.5.1 Ground and Soil Conditions

We have valued the properties on the assumption that they have not suffered any land contamination in the past, nor are they likely to become so contaminated in the foreseeable future. However, should it subsequently be established that contamination exists at the properties, or on any neighbouring land, then we may wish to review our valuation advice.

We have assumed there to be no adverse ground or soil conditions and that the load bearing qualities of the site are sufficient to support the building constructed thereon.

2.5.2 Japanese Knotweed

Identifying Japanese knotweed is problematic and cannot be guaranteed. This is partly because during the early stages of its annual life cycle some of the classic visual characteristics are not distinctive and during the winter months the plant sheds its leaves and suffers die back. It is also possible that Japanese knotweed has received a herbicide-based treatment which has removed all visible above ground signs but may not have killed the below ground rhizome (root) which, in turn, may lead to new growth and the spread of the plant in time.

We have made the assumption that there is no Japanese knotweed present at the property and we have reported on the premise there is none.

Kasper 1 L.P Valuation Date - 6 February 2026 14

Desktop Report & Valuation - 6 February 2026 - Kasper 1 L.P - Due Diligence Exercise (187 properties) 2.5.3 Asbestos and Deleterious Materials We have prepared our valuation on the assumption that in the construction or alteration of the properties no use was made of any deleterious or hazardous materials or techniques, and we have not carried out any investigations into these matters. We have assumed further that either there is no asbestos present within the building(s) or if there is asbestos present this is recorded and managed within an Asbestos Register in accordance with the Control of Asbestos Regulations 2012. 2.5.4 Flooding We have assumed that none of the properties are in areas which have previously been the subject of a flood or has the potential to flood. 2.6 Sustainability and ESG For the purposes of the report, we have made enquiries to ascertain relevant ESG and Sustainability factors which are likely to impact on value. Our comments below do not constitute an ESG risk assessment or ESG rating. 2.6.1 Energy Performance Certificates (EPCs) The UK Government views the improvement in Energy Performance Certificate (EPC) ratings as key to achieving net-zero carbon by 2050. Current EPC ratings run from A to G, with buildings that are rated “A” considered the most energy efficient, and those rated “G”, the least efficient. The provisions of the Energy Act 2011 make it unlawful to sell or let commercial or residential properties without an EPC rating, or to let them with an EPC rating of F or G (the lowest 2 grades of energy efficiency). However, properties classified as low cost rental accommodation under section 69 of the Housing and Regeneration Act where the Landlord is a private registered provider of social housing, or where the landlord is a body registered as a social landlord under Chapter 1 or Part 1 of the Housing Act 1996, are exempt from the legislation. However, the properties would be required to be compliant in the event that they to be marketed. We have not been provided with EPC detail of the properties. We have valued on the assumption that the properties are compliant. 2.7 Fire Risk Assessments N/a 2.8 Planning Enquiries In the context of this valuation it is not practical to make planning enquiries for all the properties. We have therefore assumed that there are no pending planning applications or other planning issues likely to adversely affect the subject properties. We have not made specific planning enquiries for each site. We have also assumed that the relevant consent for any extensions and alterations works to the properties have been obtained and fully complied with. Kasper 1 L.P Valuation Date - 6 February 2026 15

3. Market Commentary

Desktop Report & Valuation - 6 February 2026 - Kasper 1 L.P - Due Diligence Exercise (187 properties) 3.1 Market Commentary House prices rose by 0.3% in January 2026, according to Nationwide, hinting at some positivity in the market. January’s growth does not fully reverse the December 2025 -0.4% price fall, however, leaving annual 2025 price growth at just 1.0%. Forward indicators suggest there is little momentum behind price growth in the short term. Demand in the market continued to decline across most of the country in December, according to the RICS Survey. In contrast, there was an even split amongst surveyors on supply, with as many seeing more homes come to the market for sale as saw fewer. The lack of demand against a reasonably well supplied market means price growth is likely to remain subdued over the next few months. Despite low demand, activity in the market has been robust. Recent HMRC data shows that there were 1,212,240 transactions in 2025, 10% higher than 2024 and in line with post-Global Financial Crisis (GFC) norms. Although activity in 2025 was slightly front-loaded, as first time buyers took advantage of SDLT relief which came to an end in March, Q4 2025 was the strongest Q4 since 2022. Sales agreed were broadly in line with the 2017-19 average in January. So the homes on the market are selling, even if there is little competition amongst buyers. After four base rate cuts in 2025 and the average mortgage rate on new business falling from 4.5% to 4.1%, Oxford Economics now forecast just two base rate cuts in 2026. The forecast for a slower pace of cuts comes after inflation rose to 3.4% in December, up from 3.2% the previous month. The next cut is expected in April, but this will be largely priced in by lenders. Mortgage rates are therefore likely to be fairly stable for much of the year Improved confidence in the wider economy is needed to boost demand and drive price growth. But the outlook for 2026 is relatively subdued. GDP grew by just 0.1% for the 3-months to November and unemployment stood at 5.1% with significant improvement not expected until 2027. More localised house price data from October shows that the North West and Scotland had the greatest value growth, particularly Clackmannanshire (8.6%) and the Ribble Valley (7.5%). Ceredigion saw the most significant price falls of -9.8%, followed by Brent (-7.4%) and Rother in Sussex (-5.6%). New sales instructions rebounded to a neutral level following the November budget, with as many surveyors reporting more supply as reporting less. Most continued to report fewer new buyer enquiries remain. The gap between new instructions and buyer enquiries shows that supply is returning to the market at a faster pace than demand, which will limit price growth in the short term. The RICS survey, which can be a good early indicator of house price movement, has been reporting that most surveyors have been seeing price falls since April 2025. Nationwide reported a 3-month fall of -0.5% in January 2025, the second month of negative 3-month price growth.The more lagged ONS index now aligns more closely with RICS and Nationwide, reporting a 3-month fall of -0.1% in November. There were 105,730 transactions in December according to HMRC, 7% higher than December 2024 and 3% above the monthly average between 2017-19. There were 1,212,240 transactions over 2025, a 10% increase on 2024 and in line with post-GFC norms. Transaction levels remain resilient as affordability continues to improve, particularly for First Time Buyers who have occupied an increasing share of the market. See Appendix 3 for our latest Housing Research documents and forecasts. Kasper 1 L.P Valuation Date - 6 February 2026 17

4. Valuation Advice

Desktop Report & Valuation - 6 February 2026 - Kasper 1 L.P - Due Diligence Exercise (187 properties)

savills

4.1 Market Value assuming Vacant Possession (VP)

4.1.1 Approach to Market Value

In order to provide market values we have used market sales and asking prices and achieved prices where available on properties in the immediate area to the subject units, including Rightmove, Rightmove plus and agents own websites and discussions with local agents where necessary.

Land registry information on recent completed sales for the immediate post code and where necessary those of the adjoining areas. Review of values for similar size and type of properties being marketed in the area of the actual location.

Where possible, discussion with agents and sales personnel on private sites has been completed. A comparison was made between the particular size, quality and condition of the property visited and compared to known sales values and asking prices.

We undertake detailed research into comparable sales and market lettings and details of these are kept on our files for audit purposes.

All sale values were considered as open and not forced sales. To achieve values for resale research was undertaken using readily accessible sources that included:

- Determination of the area of similar properties related to market / social sector
- Land registry information on recent completed sales for the immediate post code and where necessary those of the adjoining areas
- Review of values for similar size and type of properties being marketed in the area of the actual location

A comparison between the particular size / quality / condition of the property viewed related to that of known sales values and those of what were being sought and a judgement made as to what could be considered as a fair actual value.

4.1.2 Principal Assumptions – Market Value assuming VP

In forming our valuation opinion, we have had regard to the matters outlined above. These relate principally to bedroom numbers, and floor areas which were not provided to us at the time of instruction; this information has therefore been established through our own research where available. We have made a variety of assumptions around bedroom numbers where information was not available online. As noted earlier, the condition of the properties could not be reliably assessed during drive-by inspections. In the absence of full access, we have proceeded on the basis that the properties are in a fair and reasonable condition for valuation purposes.

Assumption	Assumption	Variable Amount
Bedroom Numbers*:		*Unless Bedroom information confirmed through research
Detached Houses	4 Bedroom	
Semi Detached Houses	3 Bedroom	
Terraced Houses	2 Bedroom	
Bungalows	2 Bedroom	
Flats	2 Bedroom	

4.2 Valuations

4.2.1 Aggregate Summary of Reported Valuations

Basis of Valuation	Value	Comments
Vacant Possession – Subject Properties	£97,425,000	187 Properties

We have not been provided with confirmed information regarding bedroom numbers, floor areas, or the internal condition of the properties. The valuation opinion set out above is therefore contingent upon the assumed bedroom numbers, the adoption of average condition, and the indicative floor areas.
Should a more precise opinion be required - either at portfolio level or for individual units, it will be necessary for this information to be supplied. In addition, an internal inspection will be required to verify the physical attributes and condition of the stock to ensure the valuation reflects the true characteristics of each property.

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5. General Assumptions & Conditions

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5.1 Overview

Unless otherwise stated in this report, our Valuation has been carried out on the basis of the following general assumptions and conditions in relation to each property that is the subject of our Report. If any of the following assumptions or conditions are not valid, this may be that it has a material impact on the figure(s) reported and in that event we reserve the right to revisit our calculations.

5.2 General Assumptions

That we have been supplied with all information likely to have an effect on the value of the property(ies), and that the information supplied to us and summarised in this report is both complete and correct.

Legal

1. That the property(ies) is/are not subject to any unusual or especially onerous restrictions, encumbrances or outgoings contained in the title. Should there be any mortgages or charges, we have assumed that the property(ies) would be sold free of them. Unless provided to us by your legal advisors, we have not inspected the relevant title documents.
2. That the property abuts an adopted highway maintainable at public expense. We assume that full rights of access are enjoyed, and that no third parties enjoy any rights over the property. This should be confirmed by your legal advisers prior to relying on our report.
3. That where there are tenants, they are capable of meeting their obligations and there are no arrears of rent or undisclosed breaches of covenant.

Legislative and Statutory Compliance

4. That the building(s) has/have been constructed and used in accordance with all statutory and bye-law requirements, and that there are no breaches of planning control or building regulations. Likewise, that any future construction or use will be lawful (other than those points referred to above).
5. That the property(ies) is/are not adversely affected, nor is likely to become adversely affected, by any highway, town planning or other schemes or proposals, and that there are no matters adversely affecting value that might be revealed by a local search, replies to usual enquiries, or by any statutory notice (other than those points referred to above).
6. That the property(ies) either complies/comply with the Equality Act 2010 and all other Acts relating to occupation, or if there is any such non-compliance, it is not of a substantive nature.
7. No allowance has been made for rights, obligations or liabilities arising under the Defective Premises Act 1972, and it has been assumed that all fixed plant and machinery and the installation thereof complies with the relevant UK and EU legislation.

The Property

8. That the property(ies) has/have been measured in accordance with the Code of Measuring Practice (6th Edition) and we have valued on the basis of the floor areas stated in our report. Whilst the 6th Edition has been superseded by RICS Property Measurement (2nd Edition) which outlines the International Property Measurement Standards (IPMS) for offices and residential property, this basis of measurement has yet to be adopted by market participants. Where we have been provided with floor areas, we assume these floor areas are complete and correct, and are the net/gross internal/external or net saleable floor areas measured in accordance with the Code of Measuring Practice (6th Edition).
9. That the building(s) is/are structurally sound, and that there are no structural, latent or other material defects, including rot and inherently dangerous or unsuitable materials or techniques, whether in the parts we have inspected or not, that would cause us to make allowance by way of capital repair (other than those points referred to above). Our inspection of the property(ies) and our Report do not constitute a building survey or any warranty as to the state of repair or refurbishment of the property(ies). Our Valuation is on the basis that a building survey would not reveal material defects or cause us to alter our valuation materially.
10. That there is unrestricted access to the property(ies) and that the site(s) is/are connected, or capable of being connected without undue expense, to the public services of gas, electricity, water, telephones and sewerage.
11. Sewers, mains services and roads giving access to the property(ies) have been adopted, and any lease provides rights of access and egress over all communal estate roadways, pathways, corridors, stairways and the use of communal grounds, parking areas and other facilities.
12. That in the construction or alteration of the building(s) no use was made of any deleterious or hazardous materials or techniques, such as high alumina cement, calcium chloride additives, woodwool slabs used as permanent shuttering and the like (other than those points referred to above). We have not carried out any investigations into these matters.
13. That either there is no asbestos present within the building(s) or if there is asbestos present this is recorded and managed within an Asbestos Register in accordance with the Control of Asbestos Regulations 2012.
14. Unless stated otherwise, our valuation will be reported on the basis that the property(ies) falls/fall outside the RICS Professional Standard on the *Valuation approach for properties in multi-storey, multi-occupancy residential buildings with cladding*.

Environmental

15. That the property(ies) has/have not suffered any land contamination in the past, nor likely to become so contaminated in the foreseeable future. We have not carried out any soil tests or made any other investigations in this respect, and we cannot assess the likelihood of any such contamination. Should it subsequently be established that contamination exists at the property(ies), or on any neighbouring land, then we may wish to review our valuation advice.
16. That, unless otherwise stated in the report, the property(ies) has/have an EPC rating of 'E' or above. As part of the Minimum Energy Efficiency Standards 2015 (MEES) that were passed by law in April 2015, from April 2018 it has been a legal requirement for residential or commercial properties to have a minimum EPC rating of 'E' in order to be subject to a new letting. From 1 April 2023, this has applied to all lettings, including lease renewals.
17. The Scottish legislation covering EPCs is contained in the Energy Performance of Non-Domestic Buildings (Scotland) Regulations 2016 [AEP Regulations]. The legislation captures existing buildings (or units within a building) which are over 1,000 sq m and are either sold or leased to a new tenant. On a sale/lease of a property which is over 1,000 sq m which is not built to 2002 Building Regulation Standards, a seller is legally obliged to provide an "Action Plan" to a purchaser. The Action Plan will identify emissions and energy improvement targets for a building and the improvement measures that the owners needs to implement to meet these targets. Owners have two

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options, either carry out the improvement works detailed in the recommendations report within three and half years, or, defer carrying out the works by providing annual report on the operational ratings of the property. The Action Plan will state which option has been chosen. Responsibility for complying with the AEP Regulations and completing the works and reporting on operational ratings rests with the owners of the property.

18. EPCs are required for the sale, letting, construction, or alteration of all residential buildings in Scotland. The Scottish Government recently published its Energy Efficient Route Map which brought in The Energy Efficiency (Private Rented Property) (Scotland) Regulations 2019. Pre-COVID-19 it had been legislated that at the change in a tenancy of any private rented property it would need to meet an EPC of D by April 2022, with a backstop date of existing properties by 2025, this was then rescinded due to the pandemic. As a result of the SNP/ Green Alliance, the Scottish Government's "Heat in Buildings Strategy" was published on 7 October 2021, this now removes the single goal of achieving higher energy efficiency and links it with achieving net zero emissions. The regulations are due to be introduced in 2025 requiring all properties in the private rented sector to reach a minimum standard equivalent to an EPC of C, where technically feasible and cost effective, at change of tenancy, with a backstop date of 2028 for all remaining existing let properties. It is also proposed that the same will follow in the owner occupied sector by 2033.
19. That the property(ies) is/are free from environmental hazards.
20. That, unless otherwise stated within our report, the property(ies) does/do not suffer from any ill effects of Radon Gas, high voltage electrical supply apparatus or other environmental detriment.
21. We have made informal enquiries in respect of risk of flooding to the property. The Environment Agency/Scottish Environment Protection Agency (SEPA) (as appropriate) categorise the risk of flooding to a property from rivers or sea, and the Lead Local Flood Authority (LLFA)/Scottish Environment Protection Agency (SEPA) (as appropriate) categorise the risk of flooding to a property from surface water. The risk categories are defined as very low / low / medium / high risk and represent a less than 0.1% / 0.1% - 1% / 1% - 3.3% / 3.3% chance of flooding each year.
22. Where we have been asked to value the site under the special assumption that the property will be developed, there are no adverse site or soil conditions, that the property is not adversely affected an Environmental Impact Assessment, that the ground does not contain any archaeological remains, nor that there is any other matter that would cause us to make any allowance for exceptional delay or site or construction costs in our Valuation.

5.2.1 Further General Assumptions applicable to residential valuations

The following general assumptions apply to residential property valuations and are in addition to the general assumptions as above.

23. Where the property comprises flats or maisonettes, unless instructed or otherwise aware to the contrary, we will assume that:
    a. The costs of repairs and maintenance or the building and grounds are shared equitably between the flats and maisonettes.
    b. There are suitable, enforceable covenants between all leaseholds, or through the landlord or the owner.
    c. There are no onerous liabilities outstanding.
    d. There are no substantial defects, or other matters requiring expenditure (in excess of the current amount or assumed amount of service charge payable on an annual basis), expected to result in charges to the leaseholder, or owner of the property, during the next five years, equivalent to 10% or more of the reported Market Value.
24. Where the dwelling is leasehold and it is not possible to inspect the lease or details have not been provided, the following further assumptions will be made, unless instructed to the contrary:
    a. The unexpired term of the lease is 85 years, and no action is being taken by any eligible party with a view to acquiring the freehold or to extending the lease term.
    b. That there are no exceptionally onerous covenants upon the leaseholder.
    c. The lease cannot be determined except on the grounds of a serious breach of covenant in the existing lease agreement.
    d. If there are separate freeholders, head and/or other sub-head leaseholders, the terms and conditions of all the leases are in the same form and contain the same terms and conditions.
    e. The lease terms are mutually enforceable against all parties concerned.
    f. There are no breaches of covenants or disputes between the various interests concerned.
    g. The leases of all the properties in the building/development are materially the same.
    h. The ground rent stated or assumed is not subject to unreasonable review and is payable throughout the expired lease term.
    i. In the case of blocks of flats or maisonettes of over six dwellings, the freeholder manages the property directly or there is an appropriate management structure in place.
    j. There is a dutyholder, as defined in the Control of Asbestos Regulations 2012, and there are in place an asbestos register and effective management plan, which does not require any immediate expenditure, pose a significant risk to health or breach of the Health and Safety Executive (HSE) regulations.
    k. Where the property forms part of a mixed residential or commercially used block or development, there will be no significant changes in the existing pattern of use.
    l. Where the property forms part of a development containing separate blocks of dwellings, the lease terms of the property apply only to the block. There will be no requirement to contribute towards costs relating to the other parts of the development, other than in respect of common roads, paths, communal grounds and services.
    m. Where the property forms part of a larger development, the ownership of which has since been divided, all necessary rights and reservations have been reserved.
    n. There are no unusual restrictions on assignment or sub-letting of the property for residential purposes.
    o. There are no outstanding claims or litigation concerning the lease of the property or any others within the same development.

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p. Where the property benefits from additional facilities within a development, the lease makes adequate provision for the lessee to continue to enjoy them with exceptional restriction, for the facilities to be maintained adequately, and that there are no charges over and above the service charge for such use and maintenance.

25. In respect of insurance the following assumptions will be made, unless instructed otherwise:

a. The property can be insured under all-risks cover for the current reinstatement cost and is available on normal terms.

b. There are no outstanding claims or disputes.

c. Where individuals in a block makes separate insurance arrangements, the leases make provision for mutual enforceability of insurance and repairing obligations and

d. Any landlord responsible for insurance is required to rebuild the property with the alterations that may be necessary to comply with current Building Regulations and planning requirements.

5.3 General Conditions

Our valuation has been carried out on the basis of the following general conditions:

1. In undertaking our valuations, we have adopted the definitions of Market Value and Market Rent as defined in the RICS Valuation – Global Standards ("the Red Book"), as detailed below:Market Value (MV) is defined in IVS 102 paragraph A10 as:"The estimated amount for which an asset or liability should exchange on the valuation date between a willing buyer and a willing seller in an arm's length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion." Market Rent (MR) is defined in IVS 102 paragraph A20 as:"The estimated amount for which an interest in real property should be leased on the valuation date between a willing lessor and a willing lessee on appropriate lease terms in an arm's length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion."

2. Where relevant, we have adopted the definition of Fair Value as defined in the RICS Valuation – Global Standards ("the Red Book") and the definition adopted by the International Accounting Standards Board (IASB) in IFRS 13: "The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date."

3. Where relevant, we have adopted the RICS definition of Gross Development Value (GDV) as defined in the RICS Professional Standard on the Valuation of Development Property 2019:"The aggregate market value of the proposed development, assessed on the assumption that the development is complete at the date of valuation in the market conditions prevailing at that date".

4. The importance of the date of valuation must be stressed as property values can change over a relatively short period.

5. All those involved in the production of the report with AssocRICS, MRICS or FRICS qualifications are also RICS Registered Valuers. Furthermore, in accordance with VPS 3.2 of the Red Book, we confirm that the aforementioned individuals have sufficient current knowledge of the particular market and the skills and understanding to undertake the valuation competently.

6. Where the report is addressed to multiple addressees under Addressee(s) at 1.1, it is capable of being relied upon provided that, in relying on the report, each of the Addressees acknowledges and agrees that:

   1. Our aggregate liability to any one or more or all of the Addressees in respect of the report shall be limited to the liability cap stated in Section 1 and the instruction documents in Appendix 1; and
   2. The report is subject to the terms and conditions set out in the instruction documents in Appendix 1.
   3. The report is given solely for the benefit of the Addressee(s) and for the purpose stated herein. No third party may rely on the report, and we shall have no liability in respect of any third parties unless otherwise agreed in writing.

7. Without prejudice to the generality of the foregoing, any party who is permitted to rely on the report (whether by our agreement, by an assignment, or who otherwise becomes entitled to rely upon the report) may only do so subject to the terms of the engagement letter between us and the Original Addressee(s). We shall have no liability that is greater, or for a longer duration, to any party than we have under the terms of the engagement letter. Without limitation to the terms of the engagement letter, any party purporting to rely on the report does so subject to the following:

   1. Our aggregate liability due to or under and/or arising out of or in connection with the report to any one or more or all parties relying on the report, however that liability arises (including, without limitation, liability arising by breach of contract, tort, including the tort of negligence, or breach of statutory duty) shall be limited to the liability cap stated above.
   2. The report is governed by and shall be construed in accordance with English law, and the English courts shall have exclusive jurisdiction over any claim or proceedings arising hereunder; and
   3. The report is confidential and may not be disclosed to any third party without our prior written consent.

8. In accordance with the recommendations of the RICS, we would state that the report is provided solely for the purpose stated. It is confidential to and for the use only of the party to whom it is addressed only, and no responsibility is accepted to any third party for the whole or any part of its contents. Any such parties rely upon the report at their own risk. Neither the whole nor any part of the report or any reference to it may be included now, or at any time in the future, in any published document, circular or statement, nor published, referred to or used in any way without our written approval of the form and context in which it may appear.

9. Where our valuation is provided for the purposes of secured lending, although we comment on the suitability of the property(ies) as loan security, we do so generally and not in the context of any specific loan terms as we are not qualified to do so.

10. Where we have provided an indication for insurance purposes of the current reinstatement cost of the property(ies) in its/their present form, it is given solely as a guide. A formal estimate for insurance purposes can only be given by a quantity surveyor or other person with sufficient current experience of replacement costs. We confirm that the property(ies) has/have not been inspected by such a person, and therefore any cost estimate is provided without liability.

11. We have made no allowance for any Capital Gains Tax or other taxation liability that might arise upon a sale of the property(ies).

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12. Our valuation is exclusive of VAT (if applicable).
13. No allowance has been made for any expenses of realisation.
14. Excluded from our valuation is any additional value attributable to goodwill, or to fixtures and fittings which are only of value in situ to the present occupier.
15. When valuing two or more properties, or a portfolio, each property will be valued individually and no allowance will be made, either positive or negative, should it form part of a larger disposal. The total stated will be the aggregate of the individual Market Values.
16. In the case of a property(ies) where there is a distressed loan we will not take account of any possible effect that the appointment of either an Administrative Receiver or a Law of Property Act Receiver might have on the perception of the property(ies) in the market and its/their subsequent valuation, or the ability of such a Receiver to realise the value of the property(ies) in either of these scenarios.
17. The extent of the due diligence enquiries we have undertaken and the sources of the information we have relied upon for the purpose of our valuation are stated in the relevant sections of the report. Where reports and other information have been provided, we summarise the relevant details in the report. We do not accept responsibility for any errors or omissions in the information and documentation provided to us, nor for any consequences that may flow from such errors and omissions.
18. The maps and plans detailed in the report are predominantly sourced from © Mapbox.
19. Where applicable, tenant covenant data is sourced from INCANS®, to which Savills subscribes.
20. Our valuation will be based on market evidence which has come into our possession from numerous sources, including other agents and valuers and from time to time this information is provided verbally. Some comes from databases such as the Land Registry or computer databases to which Savills subscribes. In all cases, other than where we have had a direct involvement with the transactions being used as comparables in our report, we are unable to warrant that the information on which we have relied is correct.
21. In providing our Work (as defined), we may utilise artificial intelligence ("AI") systems and related technologies to support, enhance, or automate certain aspects of the Work. These technologies may be used for, without limitation, tasks such as data analysis, document drafting, research, communications, and process optimisation.
22. Relevant outputs generated or assisted by AI will be subject to appropriate human review and professional judgement. We remain responsible for the quality, accuracy, and suitability of our services, regardless of the use of AI tools.
23. Any personal or confidential information processed by AI systems will be handled in accordance with applicable data protection laws, our Privacy Notice, and our confidentiality obligations under these Terms of Business. We will not use your data to train AI models unless authorised by you.
24. By engaging our services, you acknowledge and consent to our use of AI technologies as described above.
25. The report contains many assumptions, some of a general and some of a specific nature. Our valuations are based upon certain information supplied to us by others. Some information we consider material may not have been provided to us. All of these matters are referred to in the relevant sections of the report. Where possible, we have sought to verify the information provided to us. However should further due diligence highlight inaccuracies in the data supplied to us, or new material information come to light, this may have an adverse impact on the valuations herein reported. In such cases, we would reserve the right to amend our advice accordingly.

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Appendix 1 - Confirmation of Instructions

Offices and associates throughout the Americas, Europe, Asia Pacific, Africa and the Middle East. Savills (UK) Limited. Chartered Surveyors. Regulated by RICS. A subsidiary of Savills plc. Registered in England No. 2605138. Registered office: 33 Margaret Street, London, W1G 0JD Catherine Wilson BSc (Hons) MRICS E: catherine.wilson@savills.com DL: +44 (0) 7976 555 618 33 Margaret Street, London, W1G 0JD 20 7499 8644 savills.com 6 February 2026 Kasper 1 L.P. C/o 152928 Canada Inc. 199 Bay Street, Commerce Court West, Suite 5300, Toronto, Ontario, M5L1B9, Canada Sunshine Mortgage Funding 1 PLC C/O TMF Group 13th Floor, One Angel Court London, EC2R 7HJ (the Addressee(s)) For the attention of Olivia Jin To whom it may concern PROPERTIES: PROPERTIES IN THE OWNERSHIP OF PHEONIX GROUP MANAGEMENT SERVICES LIMITED CONFIRMATION OF TERMS OF ENGAGEMENT FOR THE PROVISION OF VALUATION ADVICE 1. Thank you for your correspondence dated 10 December 2025. We are grateful to you for your kind instructions to advise and now write to confirm the terms upon which Savills Advisory Services Limited (Savills, we or us) will provide Kasper 1 L.P. (you) with a valuation report (the Valuation or Report) in respect of the above property or properties (each being a Property). 2. Our Valuation will be undertaken on the terms set out in this letter, including its appendices. 3. Please sign and return a copy of this letter to us to confirm your acceptance of the terms set out herein. In particular, we draw your attention to the fact that when signing this letter you are confirming your agreement to the limitation of our liability set out at paragraphs 8 - 12 inclusive. 4. Please note we will be unable to formally issue our final Report to you, and you will be unable to rely upon the contents of our Report, until such time as we have received your signed copy of this letter. 5. To the extent that there is conflict or inconsistency between this confirmation of instruction letter and your correspondence referred to above, this confirmation of instruction letter will prevail. CONFLICTS OF INTEREST 6. We confirm that Savills does not have an involvement with the Property or any other parties and there are no other factors that could limit our ability to provide an impartial and independent valuation. Therefore, the valuers will report an objective valuation. RICS RED BOOK 7. We shall prepare our Valuation in accordance with the RICS Valuation – Global Standards (incorporating the IVSC International Valuation Standards) effective from 31 January 2025 together, where applicable, with the UK National Supplement effective 1 May 2024, together the “Red Book”. Accordingly, we confirm that: (a) Identification and status of the Valuer

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited (i) The Valuation will be the responsibility of and the Report will be signed by Catherine Wilson BSc (Hons) MRICS, RICS Registered Valuer (the Valuer). The Valuer will work with colleagues as appropriate, and the Report will be counter-signed by at least one other RICS Registered Valuer. (ii) The Valuer has sufficient current knowledge of the particular market(s) and sufficiently developed skills and understanding to undertake the valuation competently. We are acting as an “external valuer” as defined in the Red Book and within Appendix 1. (b) Identification of the client and other intended users The client is the addressee of this letter. We agree that the Report will be addressed as follows and that the following parties (together, the Addressees) shall be entitled to rely upon our Report: “This report is addressed to and capable of being relied upon by: (i) Kasper 1 L.P. whose principal place of business is c/o 152928 Canada Inc.,199 Bay Street, Commerce Court West, Suite 5300, Toronto, Ontario, M5L1B9, Canada: and (ii) Sunshine Mortgage Funding 1 plc whose registered office address is c/o TMF Group 13th Floor, One Angel Court, London, EC2R 7HJ, United Kingdom. ((together, the Addressees) provided that, in relying on this report, each of the Addressees acknowledges and agrees that: (a) this report refers to the position at the date it was originally issued and, unless otherwise confirmed by us in writing, we have taken no action to review or update this report since the date it was originally issued; (b) our aggregate liability to any one or more or all of the Addressees in respect of this report shall be limited to the lower of 10% of the Value of the Property as stated in our report and £10million; and (c) this report is subject to the terms and conditions set out in our letter of engagement with Kasper 1 L.P. dated 20 January 2025”. (c) Identification of the asset or liability to be valued (i) The interest/interests to be valued is/are detailed below Property Address Tenure Use Pheonix Group Management Services Limited equity release portfolio - circa 4000 properties spread nationally Freehold/ / Long Leasehold Residential (ii) The interests will be valued subject to vacant possession, details to be confirmed in our Report. (iii) The interests to be valued are held for investment purposes. (d) The valuation will be in pounds sterling. (e) Purpose of the valuation The Valuation is required for business planning purposes relating to the discussions between the parties and potential securitisation of Pheonix Group Management Services Limited equity release portfolio. It is important that the Report is not used out of context or for the purposes for which it was not intended. For clarification, it is expressly stated that the Valuation is not for loan security purposes.

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited We shall have no responsibility or liability to any party in the event that the Report is used outside of the purposes for which it was intended, or outside of the restrictions on its use set out at sub-paragraph (l) below. (f) Bases of value The basis of our Valuation will be Market Value, assuming Vacant Possession the definition of which is set out at Appendix 1 (attached). (g) Valuation Date The Valuation Date will be 06 February 2026. We stress the importance of the Valuation Date. (h) Extent of investigation (i) As agreed we will carry out a sample external inspection of a sample of the portfolio of circa 100 properties. We will not carry out a structural survey or test the services and nor will we inspect the woodwork and other parts of the structures which are covered, unexposed or inaccessible. We will assume a standard level of repair of the properties, that they all are in a good and habitable condition. ESG and Sustainability (ii) As directed by the Red Book, we will limit our ESG and Sustainability enquiries (and restrict our comments) to observations of facts which will impact on value. Our comments will not constitute an ESG risk assessment or ESG rating. Cladding (iii) Our valuation will be reported on the basis that the portfolio does not contain any properties with cladding and falls outside the RICS professional standard on the Valuation of multi-storey, multi occupancy residential buildings with cladding. Japanese Knotweed (iv) We will assume that no Japanese Knotweed is present at any of the properties within the portfolio. (i) Nature and source of information to be relied upon (i) We will carry out our Valuation based on the information listed below: Document/Item Source Stock schedule – detailing address, property type, bedrooms Client (ii) To the extent that you have provided us with information, you agree, unless it is otherwise agreed by us in writing, we can safely rely upon the accuracy, completeness and consistency of this information without further verification and that you will not hold us responsible in the event that any dispute regarding the Valuation arises from the accuracy of such information. (iii) Floor areas: We will not be measuring the properties. (iv) We will not make formal searches with local planning authorities (v) For the avoidance of doubt, we accept no liability for any inaccuracy or omission contained in information disclosed by you or any third party or from the Land Registry or any database to which we subscribe. We will highlight in our Report where we have relied on such information.

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited j) Assumptions and Special Assumptions Unless otherwise agreed, our Valuation will be reported on the basis of the general assumptions attached at Appendix 2. (k) Format of Report We will adopt the relevant Savills (UK) Limited valuation report template, adapted, as necessary, to accommodate your instructions. (l) Restrictions on use, distribution or publication (i) Our Report shall be confidential to, and for the use only of, the Addressees and no responsibility shall be accepted to any third party for the whole or any part of its contents, subject to the terms of this engagement letter. (ii) Neither the whole nor any part of our Report or any reference to it may be included in any published document, circular or statement, nor published, reproduced, referred to or used in any way without our prior written approval (with such approval to be given or withheld at our absolute discretion). (iii) Where any Addressee is a lender, in the event of a proposal to place the loan on the Property in a syndicate, you must notify us so that we can agree the extent of our responsibility to further named parties. If this is not done or we do not agree to be responsible to further named parties, we shall have no responsibility to any party other than the Addressee(s). (iv) Draft reports, if provided, will be sent on the basis that they are provisional (i.e. subject to completion of our final report) and for your internal purposes only. They must not be published or disclosed and you will not be entitled to rely upon them for any purpose whatsoever. Savills neither owes nor accepts a duty of care to you in connection with any drafts and shall not be liable to you for any loss, damage, cost or expense of whatever nature caused by your use of or reliance on them. Should you choose to rely upon a draft you do so entirely at your own risk and you are responsible for carrying out your own independent investigations. (v) Notwithstanding the foregoing, we confirm that we consent in principle to our Report or a summary of our Report being included in a prospectus, offering memorandum or any ongoing investor materials (the Materials) in connection with the Transaction (defined as Project Sorrento provided that: a) the Report or any summary shall not be published until such time as we have first approved the form and context in which the Report or summary appears (such approval not to be unreasonably withheld or delayed) and are satisfied that the Report has been accurately reproduced or the summary is sufficiently accurate and comprehensive (as the case may be); b) the Materials shall make clear that, with the exception of the Report or summary, Savills does not accept any responsibility for any part of the Materials or any other information issued by Kasper 1 L.P.or any other person in connection with the Proposed Transaction; c) such Report or summary complies in all respects with the requirements of the Red Book and any applicable regulations or directives; and d) if, in our opinion, any part of our Report becomes misleading or inaccurate between the date of issue of the Report and the date of issue of any Materials we reserve the right to withdraw our consent to your use of our Report or the summary unless and until we have made such amendments to it as we (acting reasonably and without undue delay) deem necessary or desirable, notwithstanding that our doing so may necessitate deferral of publication of the relevant materials.

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited (m) Confirmation that the valuation will be undertaken in accordance with IVS We confirm we will prepare our Valuation in accordance with the RICS Valuation – Global Standards (incorporating the IVSC International Valuation Standards) effective from 31 January 2025 together, and where applicable, with the UK National Supplement effective 1 May 2024, together the “Red Book”. We also confirm that the valuers will assess the appropriateness of all significant inputs. (n) The basis on which the fee will be calculated: (i) The agreed fee for the provision of the Valuation is £75,000 plus VAT and is payable in pounds sterling. This fee is inclusive of expenses. (ii) Our agreed fee and any expenses, together with any VAT (at the prevailing rate) on such amounts, shall become due and payable by you to us within 30 days of us issuing you with a valid VAT invoice in respect of such amounts. In the event that our fee is not paid by the date for payment we reserve the right to charge default interest at a rate of 4% above the Barclays Bank base rate for payment. The agreed fee and any expenses shall be paid by Kasper 1 L.P (iii) In the event of our instructions being terminated at any time prior to completion of our work, a fee will become payable on a time basis (at our prevailing rates) for work carried out up to the date of termination, subject to a minimum of 50% of the agreed fee, together with all expenses incurred. (iv) If we incur any expenditure on solicitors or other third parties in order to recover the fee due, such amounts will be payable by you. (v) If we perform any additional services for you, we will agree an additional fee with you in respect of such services and such fee shall be payable in the manner set out above. (vi) You acknowledge that you shall not be entitled to rely upon our Report until such time as our fees have been paid as detailed here. (n) Savills Complaints Handling Procedure A copy of our Client Complaints Handling Procedure can be made available to you on request. (o) Monitoring under RICS conduct and disciplinary regulations Savills (UK) Limited is regulated by RICS for the provision of surveying services. This means we agree to uphold the RICS Rules of Conduct for Firms and all other applicable mandatory professional practice requirements of RICS, which can be found at www.rics.org. As an RICS regulated firm we have committed to cooperating with RICS in ensuring compliance with its standards. The firm’s nominated RICS Responsible Principal is Nicola McGinnis (nmcginnis@savills.com), Chief Financial Officer. LIMITATIONS ON LIABILITY 8. Subject to paragraph 12 below, our aggregate liability to any one, or more, or all of the Addressee(s) or any other party who otherwise becomes entitled to rely upon the Report under or in connection with this agreement and our Valuation, however that liability arises (including, without limitation, a liability arising by breach of contract, arising by tort, including, without limitation, the tort of negligence, or arising by breach of statutory duty) shall be limited to the lower of: (a) 10% of the Value (as defined below) of the Property stated in our Report; and (b) £10,000,000

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited 9. In paragraph 8, Value means: (a) where more than one value is stated for the same Property on different bases, the highest valuation figure recorded in our Report; and (b) in the case of valuations of portfolios, estates, shopping centres and other multi-unit properties within one Report, the aggregate of our valuations included in the one Report. 10. You acknowledge and agree that we shall not be liable under or in connection with this agreement and the provision of our Valuation in tort (including negligence), breach of contract, breach of statutory duty or otherwise due to, under and/or arising out of or in connection with this agreement to the extent such loss or damage is consequential, indirect, special or punitive. 11. You acknowledge and agree that none of our employees, partners or consultants individually has a contract with you or owes you a duty of care or personal responsibility. You agree that you will not bring a claim against any such individuals personally in connection with our services. 12. Nothing in this agreement shall exclude or limit our liability for death or personal injury caused by negligence, fraud or fraudulent misrepresentation, or for any other liability that cannot be excluded by law. INSURANCE 13. During the period that we are producing our Valuation and for a period of six years thereafter, we will maintain in force, with insurers or underwriters approved by the RICS, professional indemnity insurance in an amount not less than the amount of our liability cap, as calculated pursuant to paragraph 8 above and shall, on your request, produce confirmation of the same from our insurance broker. RELIANCE 14. As stated above, we accept responsibility for our Report only to the Addressees and no third party may rely on our Report. We do not accept any responsibility to, and shall have no liability in respect of, any third parties unless otherwise agreed in writing even if that third party pays all or part of our fees, or is permitted to see a copy of our Valuation. In addition, the benefit of our Report is personal and neither you nor any other Addressee may assign the benefit of our Report to any third party without our prior written consent (with such consent to be given or withheld at our absolute discretion). You acknowledge that if we agree to extend reliance on our Report to any third party or to the benefit of our Report being assigned, we will require the relevant third party or assignee to enter into a reliance letter before such party is entitled to rely upon our Report. We will provide you with a copy of our reliance letter on request. If we agree to any such extension or assignment, we may charge you an additional fee. 15. The Addressee(s) and their assignees, who may be permitted to rely on our Report, do so subject to the terms of this engagement. CONFIDENTIALITY 16. Neither party shall disclose any confidential information relating to the affairs, business, customers or clients of the disclosing party to any other party without the disclosing party’s prior written consent except to those of the receiving party’s employees, officers, representatives and/or advisors who need to know the information for the purposes of carrying out the receiving party’s obligations under this agreement (save to the extent that the receiving party is compelled to disclose such information by law). 17. Our Report is confidential to and for the use only of the Addressees, but the Addressees may, disclose the Report on a non-reliance and without liability basis: (i) to their directors, officers, agents, affiliates, employees and professional advisers provided the relevant Addressee procures any person to whom our Report is disclosed pursuant to this paragraph 17 keeps the Report confidential and does not disclose it to any other party

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited (ii) to any prospective investors, rating agencies, nationally recognised statistical rating organisation ("NRSRO") that requests it, and their respective advisers, in each case on a non-reliance basis; As required by any applicable laws and regulations from time to time and any regulatory or governmental authority including, for the avoidance of doubt, any disclosure pursuant to Rule 15Ga-2 and any disclosure included in the Materials or in connection with the Transaction. DATA PROTECTION AND TECHNOLOGY 18. We may use your personal information in our provision of services to you. Please see our Privacy Notice for details of how your personal information will be used. Our Privacy Notice can be found at the following web address: http://www.savills.co.uk/footer/privacy-policy.aspx 19. In providing our Work (as defined), we may utilise artificial intelligence (“AI”) systems and related technologies to support, enhance, or automate certain aspects of the Work. These technologies may be used for, without limitation, tasks such as data analysis, document drafting, research, communications, and process optimisation. 20. Relevant outputs generated or assisted by AI will be subject to appropriate human review and professional judgement. We remain responsible for the quality, accuracy, and suitability of our services, regardless of the use of AI tools. 21. Any personal or confidential information processed by AI systems will be handled in accordance with applicable data protection laws, our Privacy Notice, and our confidentiality obligations under these Terms of Business. We will not use your data to train AI models unless authorised by you. 22. By engaging our services, you acknowledge and consent to our use of AI technologies as described above. REINSTATEMENT COSTS 23. If you have instructed us to report on the reinstatement cost of the Property for insurance purposes, we will provide you with an approximate opinion of such cost only. You acknowledge and agree that the provision of our opinion of the reinstatement cost is provided to you strictly without liability and on a non-reliance basis. If you require a reinstatement cost figure on which you may rely, please let us know and we will ask our building surveying colleagues to provide a fee estimate. 24. In the event that we are made aware, or discover, that the any building or buildings forming the property are a Listed building(s) under Town and Country planning law, then under the terms of the Red Book, we will be unable to provide a reinstatement cost on a non-reliance basis and if an reinstatement cost figure is required we will ask our building surveying colleagues to provide a fee proposal. Similarly, if the property comprises part only of a building(s), responsibility for insuring the building(s) lies with the freeholder/head leaseholder who will recover the cost of insurance through the service charge, such that we will be unable to provide a reinstatement cost on a non-reliance basis SUB-CONTRACTING 25. We may sub-contract the provision of any services to be performed by us pursuant to this agreement (including, without limitation, to other companies that are direct or indirect subsidiaries of Savills plc) provided that we will remain responsible to you for the provision of those services and the provision of our Report. We may request that you pay any sub-contractor directly for those of our fees which relate to work carried out by the sub-contractor. In these circumstances, the fees in question are to be paid by you directly to the sub-contractor and we will be entitled to assign to the sub-contractor any rights that we have in respect of those fees. MONEY LAUNDERING 26. You shall promptly, upon request, provide us with any information reasonably required to enable us to comply with our obligations under the Money Laundering Regulations and our internal compliance policies relating to the same. For the avoidance of doubt, searches may also be conducted on your directors and “beneficial owners” as is required by the legislation. You agree that we may retain such information and documentation for these purposes and make searches of appropriate databases electronically. If such information is not provided within a reasonable time or you do not meet the

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited requirements set out in our relevant internal policies, we may terminate this instruction immediately upon written notice to you. 27. The provision of our services is a business in the regulated sector under the Proceeds of Crime Act 2002 and, as such, we are required to comply with this legislation which includes provisions that may require us to make a money laundering disclosure in relation to information we obtain as part of our normal work. It is not our practice to inform you when such a disclosure is made or the reasons for it because of the restrictions imposed by the 'tipping off' provisions of the legislation. HEALTH AND SAFETY 28. If we are undertaking physical inspections of the Property, you shall take reasonable steps to procure that the owner and/or occupier of the Property: (a) advises us of any hazards to which our staff may be exposed at the Property (b) provides us with any relevant health and safety policies and (c) arranges for any site visits to the Property to be hosted by a representative of the owner/occupier of the Property. JURISDICTION 29. This agreement and any dispute arising from the Valuation is subject to English jurisdiction and law. APPENDICES 30. Your attention is drawn to the attached appendices which form part of the agreement between us and on which our Valuation will be reported. By signing a copy of this letter you are also confirming your agreement to them. Yours faithfully, Catherine Wilson BSc (Hons) MRICS RICS Registered Valuer For and on behalf of Savills Advisory Services Limited L

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited Client Acceptance I confirm Kasper 1 L.P.’s agreement to this letter and the attached appendices and, in particular, confirm that the limitation on liability set out in paragraph 8 above is acknowledged, considered reasonable and accepted: Signed by Kasper 1 L.P., by its duly authorised signatory Signature Name (in capitals) Position Date I confirm Sunshine Mortgage Funding 1 plc’s agreement to this letter and the attached appendices and, in particular, confirm that the limitation on liability set out in paragraph 8 above is acknowledged, considered reasonable and accepted: Signed by Sunshine Mortgage Funding 1 plc, by its duly authorised signatory. Signature Name (in capitals) Position Date

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited Appendix 1: Definitions and Bases of Valuation Assumption A supposition taken to be true. It involves facts, conditions or situations affecting the subject of, or approach to, a valuation that, by agreement, do not need to be verified by the valuer as part of the valuation process. Typically, an assumption is made where specific investigation by the valuer is not required in order to prove that something is true (RICS Valuation – Global Standards, 2024). Depreciated Replacement Cost The current cost of replacing an asset with its modern equivalent asset less deductions for physical deterioration and all relevant forms of obsolescence and optimisation (RICS Valuation – Global Standards, 2024). Existing Use Value The estimated amount for which an asset or liability should exchange on the Valuation date between a willing buyer and a willing seller in an arm’s length transaction after proper marketing and where the parties had acted knowledgeably, prudently and without compulsion, assuming that the buyer is granted vacant possession of all parts of the asset required by the business and disregarding potential alternative uses and any other characteristics of the asset that would cause its market value to differ from that needed to replace the remaining service potential at least cost (RICS Valuation – Global Standards, UK national supplement 2023). Existing Use Value is to be used only for valuing property that is owner occupied by a business, or other entity, for inclusion in financial statements. External Valuer A valuer who, together with any associates, has no material links with the client, an agent acting on behalf of the client or the subject of the assignment. (RICS Valuation – Global Standards 2024). Unless otherwise stated, External Valuer does not refer to the role of an external valuer within the context of the Alternative Investment Fund Managers Directive 2011/61/EU and its implementing provisions in the United Kingdom unless agreed otherwise in writing. Equitable Value The estimated price for the transfer of an asset or liability between identified knowledgeable and willing parties that reflects the respective interests of those parties (IVS 102 – Bases of Value), (RICS Valuation – Global Standards 2024). Fair Value The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (RICS Valuation – Global Standards 2024). Gross Development Value (GDV) The aggregate market value of the proposed development, assessed on the assumption that the development is complete at the date of valuation in the market conditions prevailing at that date (RICS Professional Standard on the Valuation of Development Property 2019). Investment Value (or Worth) The value of an asset to a particular owner or prospective owner for individual investment or operational objectives (RICS Valuation – Global Standards 2024). Market Rent The estimated amount for which an interest in real property should be leased on the valuation date between a willing lessor and a willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgably, prudently and without compulsion (RICS Valuation – Global Standards 2024).

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited Market Value The estimated amount for which an asset or liability should exchange on the valuation date between a willing buyer and a willing seller in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgably, prudently and without compulsion (RICS Valuation – Global Standards 2024). Market Value for Capital Gains Tax, Inheritance Tax, Stamp Duty Land Tax and the Annual Tax on Enveloped Dwellings The price which the property might reasonably be expected to fetch if sold in the open market at that time, but that price must not be assumed to be reduced on the grounds that the whole property is to be placed on the market at one and the same time (RICS Valuation - Global Standards: UK national supplement 2023). Special Assumption An assumption that either assumes facts that differ from the actual facts existing at the valuation date or that would not be made by a typical market participant in a transaction on the valuation date (RICS Valuation – Global Standards 2024).

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited Appendix 2: General assumptions and conditions applicable to all valuations Unless otherwise agreed in writing and /or stated in our report, our Valuation will be carried out on the basis of the following general assumptions and conditions in relation to each Property that is the subject of our Report. If any of the following assumptions or conditions are not valid, this may be that it has a material impact on the figure(s) reported and in that event we reserve the right to revisit our calculations. 1.1 General Assumptions That we have been supplied with all information likely to have an effect on the value of the property(ies), and that the information supplied to us and summarised in the report is both complete and correct. Legal 1.1.1 That the property(ies) is/are not subject to any unusual or especially onerous restrictions, encumbrances or outgoings contained in the title. Should there be any mortgages or charges, we have assumed that the property(ies) would be sold free of them. Unless provided to us by your legal advisors, we have not inspected the relevant title documents. 1.1.2 That the property abuts an adopted highway maintainable at public expense. We assume that full rights of access are enjoyed, and that no third parties enjoy any rights over the property. This should be confirmed by your legal advisers prior to relying on our report. 1.1.3 That where there are tenants, they are capable of meeting their obligations and there are no arrears of rent or undisclosed breaches of covenant. Legislative and Statutory Compliance 1.1.4 That the building(s) has/have been constructed and used in accordance with all statutory and bye-law requirements, and that there are no breaches of planning control or building regulations. Likewise, that any future construction or use will be lawful (other than those points referred to above). 1.1.5 That the property(ies) is/are not adversely affected, nor is likely to become adversely affected, by any highway, town planning or other schemes or proposals, and that there are no matters adversely affecting value that might be revealed by a local search, replies to usual enquiries, or by any statutory notice (other than those points referred to above). 1.1.6 That the property(ies) either complies/comply with the Equality Act 2010 and all other Acts relating to occupation, or if there is any such non-compliance, it is not of a substantive nature. 1.1.7 No allowance has been made for rights, obligations or liabilities arising under the Defective Premises Act 1972, and it has been assumed that all fixed plant and machinery and the installation thereof complies with the relevant UK and EU legislation. The Property 1.1.8 That the property(ies) has/have been measured in accordance with the Code of Measuring Practice (6th Edition) and we have valued on the basis of the floor areas stated in the report. Whilst the 6th Edition has been superseded by RICS Property Measurement (2nd Edition) which outlines the International Property Measurement Standards (IPMS) for offices and residential property, this basis of measurement has yet to be adopted by market participants. Where we have been provided with floor areas, we assume these floor areas are complete and correct, and are the net/gross internal/external floor areas measured in accordance with the Code of Measuring Practice (6th Edition). 1.1.9 That the building(s) is/are structurally sound, and that there are no structural, latent or other material defects, including rot and inherently dangerous or unsuitable materials or techniques, whether in the parts we have inspected or not, that would cause us to make allowance by way of capital repair (other than those points referred to above). Our inspection

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited of the property(ies) and our report do not constitute a building survey or any warranty as to the state of repair or refurbishment of the property(ies). Our Valuation is on the basis that a building survey would not reveal material defects or cause us to alter our valuation materially. 1.1.10 That there is unrestricted access to the property(ies) and that the site(s) is/are connected, or capable of being connected without undue expense, to the public services of gas, electricity, water, telephones and sewerage. 1.1.11 Sewers, mains services and roads giving access to the property(ies) have been adopted, and any lease provides rights of access and egress over all communal estate roadways, pathways, corridors, stairways and the use of communal grounds, parking areas and other facilities. 1.1.12 That in the construction or alteration of the building(s) no use was made of any deleterious or hazardous materials or techniques, such as high alumina cement, calcium chloride additives, woodwool slabs used as permanent shuttering and the like (other than those points referred to above). We have not carried out any investigations into these matters. 1.1.13 That either there is no asbestos present within the building(s) or if there is asbestos present this is recorded and managed within an Asbestos Register in accordance with the Control of Asbestos Regulations 2012. 1.1.14 Unless stated otherwise, our valuation will be reported on the basis that the property(ies) falls/fall outside the RICS professional standard on the Valuation of multi-storey, multi occupancy residential blocks of flats with cladding. Environmental 1.1.15 That the property(ies) has/have not suffered any land contamination in the past, nor likely to become so contaminated in the foreseeable future. We have not carried out any soil tests or made any other investigations in this respect, and we cannot assess the likelihood of any such contamination. Should it subsequently be established that contamination exists at the property(ies), or on any neighbouring land, then we may wish to review our valuation advice. 1.1.16 That, unless otherwise stated in the report, the property(ies) has/have an EPC rating of ‘E’ or above. As part of the Minimum Energy Efficiency Standards 2015 (MEES) that were passed by law in April 2015, from 1 April 2018 it has been a legal requirement for residential or commercial properties to have a minimum EPC rating of ‘E’ in order to be subject to a new letting. From 1 April 2023, this has applied to all lettings, including lease renewals. 1.1.17 The Scottish legislation covering EPCs is contained in the Energy Performance of Non-Domestic Buildings (Scotland) Regulations 2016 [AEP Regulations]. The legislation captures existing buildings (or units within a building) which are over 1,000 sq m and are either sold or leased to a new tenant. On a sale/lease of a property which is over 1,000 sq m which is not built to 2002 Building Regulation Standards, a seller is legally obliged to provide an “Action Plan” to a purchaser. The Action Plan will identify emissions and energy improvement targets for a building and the improvement measures that the owners needs to implement to meet these targets. Owners have two options, either carry out the improvement works detailed in the recommendations report within three and half years, or, defer carrying out the works by providing annual report on the operational ratings of the property. The Action Plan will state which option has been chosen. Responsibility for complying with the AEP Regulations and completing the works and reporting on operational ratings rests with the owners of the property. 1.1.18 EPCs are required for the sale, letting, construction, or alteration of all residential buildings in Scotland. The Scottish Government recently published its Energy Efficient Route Map which brought in The Energy Efficiency (Private Rented Property) (Scotland) Regulations 2019. Pre-COVID-19 it had been legislated that at the change in a tenancy of any private rented property it would need to meet an EPC of D by April 2022, with a backstop date of existing properties by 2025, this was then rescinded due to the pandemic. As a result of the SNP/ Green Alliance, the Scottish Government’s “Heat in Buildings Strategy” was published on 07 October 2021, this now removes the single goal of achieving higher energy efficiency and links it with achieving net zero emissions. The regulations are due to be introduced in 2025 requiring

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited all properties in the private rented sector to reach a minimum standard equivalent to an EPC of C, where technically feasible and cost effective, at change of tenancy, with a backstop date of 2028 for all remaining existing let properties. It is also proposed that the same will follow in the owner occupied sector by 2033. 1.1.19 That the property(ies) is/are free from environmental hazards. 1.1.20 That, unless otherwise stated within the report, the property(ies) does/do not suffer from any ill effects of Radon Gas, high voltage electrical supply apparatus or other environmental detriment. 1.1.21 We have made informal enquiries in respect of risk of flooding to the property. The Environment Agency/Scottish Environment Protection Agency (SEPA) (as appropriate) categorise the risk of flooding to a property from rivers or sea, and the Lead Local Flood Authority (LLFA)/Scottish Environment Protection Agency (SEPA) (as appropriate) categorise the risk of flooding to a property from surface water. The risk categories are defined as very low / low / medium / high risk and represent a less than 0.1% / 0.1% - 1% / 1% - 3.3% / 3.3% chance of flooding each year. 1.1.22 Where we have been asked to value the site under the special assumption that the property(ies) will be developed, there are no adverse site or soil conditions, that the property(ies) is/are not adversely affected by an Environmental Impact Assessment, that the ground does not contain any archaeological remains, nor that there is any other matter that would cause us to make any allowance for exceptional delay or site or construction costs in our Valuation. 1.1.23 Where we have been asked to value the site under the special assumption that the property(ies) will be developed, there are no adverse site or soil conditions, that the property(ies) is/are not adversely affected by an Environmental Impact Assessment, that the ground does not contain any archaeological remains, nor that there is any other matter that would cause us to make any allowance for exceptional delay or site or construction costs in our Valuation. Further General Assumptions applicable to residential valuations The following general assumptions apply to residential property valuations and are in addition to the general assumptions as above. 1.1.24 Where the Property comprises flats or maisonettes, unless instructed or otherwise aware to the contrary, we will assume that: (a) The costs of repairs and maintenance or the building and grounds are shared equitably between the flats and maisonettes. (b) There are suitable, enforceable covenants between all leaseholds, or through the landlord or the owner. (c) There are no onerous liabilities outstanding. (d) There are no substantial defects, or other matters requiring expenditure (in excess of the current amount or assumed amount of service charge payable on an annual basis), expected to result in charges to the leaseholder, or owner of the Property, during the next five years, equivalent to 10% or more of the reported Market Value. 1.1.25 Where the dwelling is leasehold and it is not possible to inspect the lease or details have not been provided, the following further assumptions will be made, unless instructed to the contrary: (a) The unexpired term of the lease is 85 years, and no action is being taken by any eligible party with a view to acquiring the freehold or to extending the lease term. (b) That there are no exceptionally onerous covenants upon the leaseholder. (c) The lease cannot be determined except on the grounds of a serious breach of covenant in the existing lease agreement.

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited (d) If there are separate freeholders, head and/or other sub-head leaseholders, the terms and conditions of all the leases are in the same form and contain the same terms and conditions. (e) The lease terms are mutually enforceable against all parties concerned. (f) There are no breaches of covenants or disputes between the various interests concerned. (g) The leases of all the properties in the building/development are materially the same. (h) The ground rent stated or assumed is not subject to unreasonable review and is payable throughout the expired lease term. (i) In the case of blocks of flats or maisonettes of over six dwellings, the freeholder manages the Property directly or there is an appropriate management structure in place. (j) There is a dutyholder, as defined in the Control of Asbestos Regulations 2012, and there are in place an asbestos register and effective management plan, which does not require any immediate expenditure, pose a significant risk to health or breach of the Health and Safety Executive (HSE) regulations. (k) Where the Property forms part of a mixed residential or commercially used block or development, there will be no significant changes in the existing pattern of use. (l) Where the Property forms part of a development containing separate blocks of dwellings, the lease terms of the Property apply only to the block. There will be no requirement to contribute towards costs relating to the other parts of the development, other than in respect of common roads, paths, communal grounds and services. (m) Where the Property forms part of a larger development, the ownership of which has since been divided, all necessary rights and reservations have been reserved. (n) There are no unusual restrictions on assignment or sub-letting of the Property for residential purposes. (o) There are no outstanding claims or litigation concerning the lease of the Property or any others within the same development. (p) Where the Property benefits from additional facilities within a development, the lease makes adequate provision for the lessee to continue to enjoy them with exceptional restriction, for the facilities to be maintained adequately, and that there are no charges over and above the service charge for such use and maintenance. 1.1.26 In respect of insurance the following assumptions will be made, unless instructed otherwise: (a) The Property can be insured under all-risks cover for the current reinstatement cost and is available on normal terms. (b) There are no outstanding claims or disputes. (c) Where individuals in a block makes separate insurance arrangements, the leases make provision for mutual enforceability of insurance and repairing obligations and (d) Any landlord responsible for insurance is required to rebuild the Property with the alterations that may be necessary to comply with current Building Regulations and planning requirements. 1.2 General Conditions Our valuation has been carried out on the basis of the following general conditions:

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited 1.2.1 In undertaking our valuations, we have adopted the definitions of Market Value and Market Rent as defined in the RICS Valuation – Global Standards (“the Red Book”), as detailed below: Market Value (MV) is defined in IVS 102 paragraph A10 as: “The estimated amount for which an asset or liability should exchange on the valuation date between a willing buyer and a willing seller in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.” Market Rent (MR) is defined in IVS 102 paragraph A20 as: “The estimated amount for which an interest in real property should be leased on the valuation date between a willing lessor and a willing lessee on appropriate lease terms in an arm’s length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.” 1.2.2 Where relevant, we have adopted the definition of Fair Value as defined in the RICS Valuation – Global Standards (“the Red Book”) and the definition adopted by the International Accounting Standards Board (IASB) in IFRS 13: “The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” 1.2.3 Where relevant, we have adopted the RICS definition of Gross Development Value (GDV) as defined in the RICS Professional Standard on the Valuation of Development Property 2019: “The aggregate market value of the proposed development, assessed on the assumption that the development is complete at the date of valuation in the market conditions prevailing at that date”. 1.2.4 The importance of the date of valuation must be stressed as property values can change over a relatively short period. 1.2.5 All those involved in the production of the report with AssocRICS, MRICS or FRICS qualifications are also RICS Registered Valuers. Furthermore, in accordance with VPS 3.2 of the Red Book, we confirm that the aforementioned individuals have sufficient current knowledge of the particular market and the skills and understanding to undertake the valuation competently. 1.2.6 Where the report is addressed to multiple addressees under Addressee(s) at 1.1, it is capable of being relied upon provided that, in relying on the report, each of the Addressees acknowledges and agrees that: 1.2.1.1 our aggregate liability to any one or more or all of the Addressees in respect of the report shall be limited to the liability cap stated in Section 1 and the instruction documents in Appendix 1; and 1.2.1.2 the report is subject to the terms and conditions set out in the instruction documents in Appendix 1. 1.2.1.3 the report is given solely for the benefit of the Addressee(s) and for the purpose stated herein. No third party may rely on the report, and we shall have no liability in respect of any third parties unless otherwise agreed in writing. 1.2.7 Without prejudice to the generality of the foregoing, any party who is permitted to rely on the report (whether by our agreement, by an assignment, or who otherwise becomes entitled to rely upon the report) may only do so subject to the terms of the engagement letter between us and the Original Addressee(s). We shall have no liability that is greater, or for a longer duration, to any party than we have under the terms of the engagement letter. Without limitation to the terms of the engagement letter, any party purporting to rely on the report does so subject to the following: 1.2.1.4 Our aggregate liability due to or under and/or arising out of or in connection with the report to any one or more or all parties relying on the report, however that liability arises (including, without limitation, liability arising by

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited breach of contract, tort, including the tort of negligence, or breach of statutory duty) shall be limited to the liability cap stated above. 1.2.1.5 The report is governed by and shall be construed in accordance with English law, and the English courts shall have exclusive jurisdiction over any claim or proceedings arising hereunder; and 1.2.1.6 The report is confidential and may not be disclosed to any third party without our prior written consent. 1.2.8 In accordance with the recommendations of the RICS, we would state that the report is provided solely for the purpose stated. It is confidential to and for the use only of the party to whom it is addressed only, and no responsibility is accepted to any third party for the whole or any part of its contents. Any such parties rely upon the report at their own risk. Neither the whole nor any part of the report or any reference to it may be included now, or at any time in the future, in any published document, circular or statement, nor published, referred to or used in any way without our written approval of the form and context in which it may appear. 1.2.9 Where our valuation is provided for the purposes of secured lending, although we comment on the suitability of the property(ies) as loan security, we do so generally and not in the context of any specific loan terms as we are not qualified to do so. 1.2.10 Where we have provided an indication for insurance purposes of the current reinstatement cost of the property(ies) in its/their present form, it is given solely as a guide. A formal estimate for insurance purposes can only be given by a quantity surveyor or other person with sufficient current experience of replacement costs. We confirm that the property(ies) has/have not been inspected by such a person, and therefore any cost estimate is provided without liability. 1.2.11 We have made no allowance for any Capital Gains Tax or other taxation liability that might arise upon a sale of the property(ies). 1.2.12 Our valuation is exclusive of VAT (if applicable). 1.2.13 No allowance has been made for any expenses of realisation. 1.2.14 Excluded from our valuation is any additional value attributable to goodwill, or to fixtures and fittings which are only of value in situ to the present occupier. 1.2.15 When valuing two or more properties, or a portfolio, each property will be valued individually and no allowance will be made, either positive or negative, should it form part of a larger disposal. The total stated will be the aggregate of the individual Market Values. 1.2.16 In the case of a property(ies) where there is a distressed loan we will not take account of any possible effect that the appointment of either an Administrative Receiver or a Law of Property Act Receiver might have on the perception of the property(ies) in the market and its/their subsequent valuation, or the ability of such a Receiver to realise the value of the property(ies) in either of these scenarios. 1.2.17 The extent of the due diligence enquiries we have undertaken and the sources of the information we have relied upon for the purpose of our valuation are stated in the relevant sections of the report. Where reports and other information have been provided, we summarise the relevant details in the report. We do not accept responsibility for any errors or omissions in the information and documentation provided to us, nor for any consequences that may flow from such errors and omissions. 1.2.18 The maps and plans detailed in the report are predominantly sourced from © Mapbox. 1.2.19 Where applicable, tenant covenant data is sourced from INCANS®, to which Savills subscribes. 1.2.20 Our valuation will be based on market evidence which has come into our possession from numerous sources, including other agents and valuers and from time to time this information is provided verbally. Some comes from databases such

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited as the Land Registry or computer databases to which Savills subscribes. In all cases, other than where we have had a direct involvement with the transactions being used as comparables in our report, we are unable to warrant that the information on which we have relied is correct. 1.2.21 The report contains many assumptions, some of a general and some of a specific nature. Our valuations are based upon certain information supplied to us by others. Some information we consider material may not have been provided to us. All of these matters are referred to in the relevant sections of the report. Where possible, we have sought to verify the information provided to us. However should further due diligence highlight inaccuracies in the data supplied to us, or new material information come to light, this may have an adverse impact on the valuations herein reported. In such cases, we would reserve the right to amend our advice accordingly.

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited Client Acceptance I confirm Kasper 1 L.P.’s agreement to this letter and the attached appendices and, in particular, confirm that the limitation on liability set out in paragraph 8 above is acknowledged, considered reasonable and accepted: Signed by Kasper 1 L.P., by its duly authorised signatory Signature Name (in capitals) Position Date I confirm Sunshine Mortgage Funding 1 plc’s agreement to this letter and the attached appendices and, in particular, confirm that the limitation on liability set out in paragraph 8 above is acknowledged, considered reasonable and accepted: Signed by Sunshine Mortgage Funding 1 plc, by its duly authorised signatory. Signature Name (in capitals) Position Date Avi Korn Authorized Signatory

Kasper 1 L.P. Properties in the ownership of Pheonix Group Management Services Limited Client Acceptance I confirm Kasper 1 L.P.’s agreement to this letter and the attached appendices and, in particular, confirm that the limitation on liability set out in paragraph 8 above is acknowledged, considered reasonable and accepted: Signed by Kasper 1 L.P., by its duly authorised signatory Signature Name (in capitals) Position Date I confirm Sunshine Mortgage Funding 1 plc’s agreement to this letter and the attached appendices and, in particular, confirm that the limitation on liability set out in paragraph 8 above is acknowledged, considered reasonable and accepted: Signed by Sunshine Mortgage Funding 1 plc, by its duly authorised signatory. Signature Name (in capitals) Position Date Docusign Envelope ID: 82E02B9A-818F-415E-95E3-D64B3FC3BEBB ISOBEL COLEY Director on behalf of Joint Corporate Services Limited 9th February 2026

Appendix 2 - Schedule of Properties

Property Type Units 100% VP Value Properties in the ownership of Phoenix Group Management Services Limited Bungalow 46 £16,165,000 06-Feb-26 Detached House 48 £39,845,000 Instruction Number: 748642 Flat/Maisonette 15 £4,235,000 Semi Detached House 52 £21,055,000 Terraced House 26 £16,125,000 Total 187 £97,425,000 Loan Number Customer Ref Address 1 Address 2 Address 3 Address 4 Local Authority Region Post Code Property Type 100% VP Value Notes Photo 6596 6082150000 82 Main Road Pye Bridge ALFRETON Derbyshire Amber Valley East Midlands DE55 4NY Terraced House £100,000 Yes 1610 10090673 14 Derwent Avenue Milford Belper Derbyshire Amber Valley East Midlands DE56 0RB Semi Detached House £260,000 Yes 3782 10097956 30 Lowlands Road Belper DERBYSHIRE Amber Valley East Midlands DE56 1HN Detached House £310,000 Yes 2069 10096966 6 Old Forge Park Newtownards County Down Ards and North Down Northern Ireland BT23 8GS Bungalow £190,000 Yes 2140 10097865 8 Queen Street Newtownards CO DOWN Ards and North Down Northern Ireland BT23 8LE Terraced House £135,000 Yes 2617 10103938 3 Rockport Rise Holywood County Down Ards and North Down Northern Ireland BT18 0EH Detached House £875,000 Yes 4181 10104728 11 Pinley Green Banbridge County Down Armagh City, Banbridge and Craigavon Northern Ireland BT32 3TY Bungalow £125,000 Yes 3576 10094247 15 East Drive Angmering LITTLEHAMPTON West Sussex Arun South East BN16 4JH Detached House £875,000 Yes 1138 10079697 116 Greenacres Kirkby-In-Ashfield NOTTINGHAM Nottinghamshire Ashfield East Midlands NG17 7GF Bungalow £175,000 Yes 1066 10077834 80 Lynton Mead London Barnet London N20 8DJ Semi Detached House £1,000,000 Yes 542 10095294 136 Park Road New Barnet BARNET Hertfordshire Barnet London EN4 9QN Detached House £1,200,000 Yes 1272 10082757 42 Brim Hill LONDON Barnet London N2 0HG Semi Detached House £1,600,000 Yes 2689 10104881 60 Station Avenue Ranskill RETFORD Nottinghamshire Bassetlaw East Midlands DN22 8LQ Semi Detached House £150,000 Yes 3872 10099268 Roselands Bannerdown Drive BATHEASTON Bath Bath and North East Somerset South West BA1 7JW Detached House £1,250,000 No 517 10092743 Bromham Hall Bromham Park BROMHAM Bedford Bedford East of England MK43 8HH Semi Detached House £700,000 https://www.rightmove.co.uk/house-prices/details/44d4d41c-0398-4e1c-b03a-66d990b9d46f Yes 3781 10097946 73 Andersonstown Crescent Belfast Belfast Northern Ireland BT11 8FJ Semi Detached House £160,000 Yes 3818 10098436 23 Clara Park Belfast Belfast Northern Ireland BT5 6FD Detached House £300,000 Yes 3777 10097897 14 North Gardens Belfast DOWN Belfast Northern Ireland BT5 6BZ Terraced House £250,000 Yes 1096 10078749 36 Glenhurst Avenue Bexley KENT Bexley London DA5 3QW Semi Detached House £750,000 Yes 1256 10082455 2 Signal Hayes Road Sutton Coldfield West Midlands Birmingham West Midlands B76 2RS Bungalow £420,000 Yes 5700 6154980000 Crowthorn Farm Crowthorn Road Edgworth Bolton Blackburn with Darwen North West BL7 0JX Detached House £1,000,000 2 titles, farmhouse 6.2acres,plus land 21 acres. Only / best farm + land comp is 4 miles away, for sale offers region of £1.4m for 26.9 acres with large old stone farmhouse in dated condition. Was very misty/foggy during visit. Accessed adjoining field/dr Yes iveway from public footpath and took photos from closest point without entering farm curtilage. Public right of way (footpath) over entrance drive from Crowthorn Road, which is part tarmac/part gravel. 284 10099435 20 Hardiway Boston LINCOLNSHIRE Boston East Midlands PE21 9RU Bungalow £200,000 Yes 1359 10085602 7 Talbot Drive Christchurch DORSET Bournemouth, Christchurch and Poole South West BH23 5RX Bungalow £630,000 Yes 640 10100577 1 Cross Moor Close Silsden KEIGHLEY West Yorkshire Bradford Yorkshire and The HumberBD20 0BZ Bungalow £300,000 DETACHED 3 BED Yes 3378 10090292 48 Churchill Avenue Harrow Middlesex Brent London HA3 0AY Semi Detached House £950,000 Yes 1811 10093328 71 Roman Way BRISTOL Bristol, City of South West BS9 1SP Semi Detached House £530,000 Yes 2257 10099309 19 Field Road BRISTOL Avon Bristol, City of South West BS15 1HT Semi Detached House £280,000 Yes 4257 10105851 Compton Cottage Sunnydale ORPINGTON Kent Bromley London BR6 8LY Detached House £1,700,000 Yes 3840 10098671 40 Twatling Road Barnt Green Birmingham Bromsgrove West Midlands B45 8HU Detached House £1,250,000 Yes 4046 10102232 Hagley Close 14 Hagley STOURBRIDGE West Midlands Bromsgrove West Midlands DY9 9LP Detached House £930,000 Yes 2471 10101749 35 Pye Nest Rise Halifax WEST YORKSHIRE Calderdale Yorkshire and The HumberHX2 7HJ Flat/Maisonette £150,000 Yes 6662 6084930000 47 Woolacombe Avenue Llanrumney CARDIFF Cardiff Wales CF3 4TD Semi Detached House £240,000 Yes 139 10093936 1 Avondale Gardens Grangetown CARDIFF South Glamorgan Cardiff Wales CF11 7DY Semi Detached House £280,000 Yes 2619 10103977 43 Outwoods Road Loughborough LEICESTERSHIRE Charnwood East Midlands LE11 3LX Bungalow £420,000 Yes 1101 10078808 52 Archdale Street Syston LEICESTERSHIRE Charnwood East Midlands LE7 1NA Terraced House £150,000 Yes 702 10104474 St Elmo Hall Hall Lane Haughton Tarporley Cheshire Cheshire East North West CW6 9RH Detached House £950,000 Assumes does NOT include adjoining farmland. Meadowside is best comp for size, £965k Aug 25. Large plot in rural location, surrounded by farmland and agricultural buildings. Yes 895 10073381 Cherry Pie Cottage Clotton TARPORLEY Cheshire Cheshire West and Chester North West CW6 0EH Detached House £650,000 Larger house and plot on opposite side of main road sold for £725k in Aug 24. Similar size house for £650k in Feb 22. Positioned adjacent to main road, access via a shared unmade private road / track with relatively poor visibility for access/egress. Yes 2609 10103844 Tarn Hows Chester Road OAKMERE Northwich Cheshire West and Chester North West CW8 2EG Detached House £1,000,000 FOR SALE offers £1.25m since Sep 2024. 6 beds, all en suite. Mixed condition. Large plot which appears to include 2 lakes, private estate road. Very difficult to get a clear view without entering private property. Drove to end of private road and could se Yes e part of building from gateway. Long shared gravel private track / road to approach, which other neighbouring houses use as primary access. https://www.rightmove.co.uk/properties/167601614#/?channel=RES_BUY £1m SCT valuation from Jul 24 1857 10093946 The Pines 406 Old Road CHESTERFIELD Derbyshire Chesterfield East Midlands S40 3QF Bungalow £390,000 https://www.rightmove.co.uk/properties/164952971#/?channel=RES_BUYYes 1114 10078964 Pencorse Manor Summercourt NEWQUAY Cornwall Cornwall South West TR8 5AF Detached House £1,500,000 Grade II listed building No 687 10103888 3 Craigland Villas Sacriston DURHAM County Durham North East DH7 6LX Semi Detached House £130,000 Yes 270 10098848 29 Forster Avenue Sherburn Durham County Durham North East DH6 1EW Semi Detached House £150,000 Yes 3643 10095642 4 Ashcroft Stanhope BISHOP AUCKLAND Durham County Durham North East DL13 2NR Bungalow £200,000 DETACHED 3 BED, was advertised for sale Aug 2025. Now removed from market Yes 2016 10096243 2 Ely Road DURHAM County Durham North East DH1 5QQ Bungalow £160,000 Yes 901 10073533 2 Pilgrims Way Gilesgate DURHAM County Durham North East DH1 1HB Bungalow £240,000 2 BED DETACHED Yes 2761 10105680 23 Henry Avenue Bowburn DURHAM County Durham North East DH6 5EL Semi Detached House £160,000 Yes 1870 10094068 Baxter Wood Farm Crossgate Moor DURHAM County Durham North East DH1 4TG Semi Detached House £650,000 Baxter Wood Farm House is Grade II listed. Yes 2928 10075225 33 Cornwall Avenue Darlington CO DURHAM Darlington North East DL1 2LJ Semi Detached House £150,000 Yes 528 10093499 9 Lindford Close Oakwood Derby Derby East Midlands DE21 4TA Bungalow £400,000 Yes 3705 10096841 48 Bank View Road Derby Derby East Midlands DE22 1EJ Semi Detached House £325,000 Yes 2386 10100829 26 Bath Road Mickleover DERBY Derbyshire Derby East Midlands DE3 9BW Bungalow £345,000 Yes 1718 10092275 1 The Orchard LONDON Ealing London W4 1JZ Detached House £3,500,000 Yes 1516 10089188 4 Hardwicke Road London Ealing London W4 5EA Semi Detached House £585,000 Yes 3321 10089302 The Corner House, 8b Brook Road Budleigh Salterton DEVON East Devon South West EX9 6LZ Flat/Maisonette £115,000 Assumed 1 bed as ground floor flat is 1 bed on same footprint Yes 3783 10097958 1 Cranford House 10a Cranford Avenue Exmouth Devon East Devon South West EX8 2HT Flat/Maisonette £225,000 Yes 86 10090181 59 Peel Crescent Hertford East Hertfordshire East of England SG14 3EE Bungalow £550,000 assumed 3 beds Yes 3738 10097333 35 Dobsons Place Haddington East Lothian East Lothian Scotland EH41 4RT Terraced House £250,000 Yes 3404 10090925 Flat 1, Shardeloes Court Newgate Street COTTINGHAM HUMBERSIDE East Riding of Yorkshire Yorkshire and The Humber HU16 4EB Flat/Maisonette £120,000 Extra Care Scheme? No 1994 10095947 89 Langrick Avenue Howden Goole North Humberside East Riding of Yorkshire Yorkshire and The Humber DN14 7SS Detached House £235,000 Yes 450 10105895 15 Lambert Close Market Weighton YORK East Yorkshire East Riding of Yorkshire Yorkshire and The Humber YO43 3BE Bungalow £170,000 2 BED SEMI DETACHED BUNGALOW Yes 1686 10091904 9 Londesborough Road Cranswick DRIFFIELD North Humberside East Riding of Yorkshire Yorkshire and The HumberYO25 9PL Bungalow £250,000 3 BED DETACHED BUNGALOW Yes 3489 10092533 21 Foresters Walk Stamford Bridge YORK North Yorkshire East Riding of Yorkshire Yorkshire and The Humber YO41 1BB Detached House £325,000 Yes 4190 10104793 56 Derwent Crescent Howden GOOLE East Yorkshire East Riding of Yorkshire Yorkshire and The Humber DN14 7AN Detached House £160,000 3 BED TERRACE Yes 4199 10104945 33/1 Murrayfield Road Edinburgh Edinburgh Scotland EH12 6EP Flat/Maisonette £400,000 Yes 4474 6097590000 7 Woodland Grove Weybridge Surrey Elmbridge South East KT13 9EF Detached House £1,200,000 Detached 1960/70s build assumed 4 bed detached house with attached double garage on a private road at end of cul de sac circa 150m north of train line in Oatlands area to south east of Weybridge town centre Yes 1173 10080444 30 Percy Road Winchmore Hill London Enfield London N21 2JA Semi Detached House £850,000 Yes 639 10100576 15 Grampian Way Long Eaton NOTTINGHAM Erewash East Midlands NG10 4PG Semi Detached House £210,000 Yes 3031 10078594 Orchard Lodge 269 Bostocks Lane SANDIACRE Notts Erewash East Midlands NG10 5ND Bungalow £320,000 Yes 1243 10082185 1A Whaggs Lane Whickham NEWCASTLE UPON TYNETYNE AND WEAR Gateshead North East NE16 4PF Bungalow £650,000 Currently SSTC according to Rightmove, For sale in October 2025 Yes 730 10105924 607 Castlemilk Road Glasgow Glasgow Scotland G44 5LY Semi Detached House £200,000 Yes 2153 10097985 Flat 0/1 21 Kirkland Street GLASGOW Glasgow Scotland G20 6SY Flat/Maisonette £210,000 Yes 4261 10105932 Shortwood Highfields EAST HORSLEY Leatherhead Guildford South East KT24 5AA Detached House £1,850,000 1930s/1940s detached 6 bed house (284 sq m acc to rightmove) in centre of East Horsley on a pleasant private road. Detached double garage. Large conservatory to side of property and appears to have a large rear garden with some woodland. Yes 863 10072936 115 Milton Grove LONDON Hackney London N16 8QX Terraced House £1,200,000 Yes 177 10095554 30 Lillie Road London Hammersmith and Fulham London SW6 1TN Terraced House £1,400,000 Yes 3290 10088775 28 Church Road Kibworth LEICESTER Leicestershire Harborough East Midlands LE8 0NB Detached House £500,000 Yes 3419 10091208 46 The Meer Fleckney Leicester Harborough East Midlands LE8 8UN Bungalow £250,000 Yes 1841 10093799 4 Murray Close Broughton Astley Leicester Harborough East Midlands LE9 6HH Bungalow £260,000 Yes 105 10091568 8 Braithwaite Gardens Stanmore Middlesex Harrow London HA7 2QH Semi Detached House £650,000 Yes 118 10092620 41b Gordon Avenue Stanmore Middlesex Harrow London HA7 3QQ Terraced House £1,200,000 Yes 3480 10092322 62 Ingrebourne Gardens Upminster ESSEX Havering London RM14 1BW Semi Detached House £600,000 Yes 40 10078901 43 Eversley Crescent Ruislip Middlesex Hillingdon London HA4 6DE Bungalow £650,000 Yes 56 10082758 45 Gillbank Drive Ratby Leicester Hinckley and Bosworth East Midlands LE6 0NH Bungalow £260,000 Yes 6636 6084280000 150 St. Thomas's Road Finsbury Park London Islington London N4 2QP Detached House £1,050,000 Yes 647 10100994 30 Spennithorne Drive Leeds Leeds Yorkshire and The HumberLS16 6HS Semi Detached House £325,000 Yes 4124 10103686 5 Woodlands Court 305 Otley Road LEEDS West Yorkshire Leeds Yorkshire and The HumberLS16 6EZ Flat/Maisonette £180,000 Yes 2992 10077271 33 Coniston Way Woodlesford Leeds Leeds Yorkshire and The Humber LS26 8RR Semi Detached House £265,000 Yes 4116 10103557 26 Abbeydale Garth Leeds Leeds Yorkshire and The HumberLS5 3RQ Semi Detached House £210,000 Yes 5989 6063830000 12 Holtdale Green LEEDS Leeds Yorkshire and The Humber LS16 7RR Terraced House £150,000 Yes 4191 10104824 167 Austhorpe Lane Leeds Leeds Yorkshire and The HumberLS15 8LZ Semi Detached House £300,000 Yes 669 10102037 3 Moorland Close LEEDS West Yorkshire Leeds Yorkshire and The HumberLS17 6JR Flat/Maisonette £225,000 Yes 1578 10090140 104 Langdale Road Woodlesford LEEDS West Yorkshire Leeds Yorkshire and The HumberLS26 8XF Semi Detached House £260,000 Yes 564 10096387 2 Ecclesburn Avenue LEEDS West Yorkshire Leeds Yorkshire and The HumberLS9 9BZ Terraced House £170,000 Yes 698 10104370 122 Green Lane Cookridge LEEDS West Yorkshire Leeds Yorkshire and The HumberLS16 7HF Bungalow £300,000 Yes 6178 6070300000 11 Southway Horsforth LEEDS West Yorkshire Leeds Yorkshire and The Humber LS18 5RN Detached House £500,000 Yes 1184 10080650 1 Belgrave Mews Rawdon LEEDS West Yorkshire Leeds Yorkshire and The Humber LS19 6AQ Terraced House £260,000 Yes 3010 10077561 6 Mendip Close Garforth Leeds Leeds Yorkshire and The Humber LS25 2HU Bungalow £325,000 Yes 3894 10099655 9 Beechwood Woodlesford LEEDS West Yorkshire Leeds Yorkshire and The HumberLS26 8PP Semi Detached House £280,000 Yes 1691 10091975 21 Parkways Grove Oulton LEEDS Leeds Yorkshire and The HumberLS26 8TP Semi Detached House £300,000 Yes 2727 10105349 39 Silverdale Drive Guiseley LEEDS Leeds Yorkshire and The HumberLS20 8BE Detached House £285,000 Yes 209 10096956 83 Argie Avenue LEEDS West Yorkshire Leeds Yorkshire and The HumberLS4 2QN Semi Detached House £240,000 Yes 2102 10097502 25 Henconner Gardens Leeds Leeds Yorkshire and The HumberLS7 3NT Terraced House £315,000 Yes 3466 10091935 125A Scotchman Lane Morley LEEDS West Yorkshire Leeds Yorkshire and The Humber LS27 0NU Semi Detached House £340,000 Yes 2174 10098220 1 Parkside Gardens Leeds Leeds Yorkshire and The HumberLS6 4JF Semi Detached House £415,000 No 2253 10099240 9 Leconfield Court Wetherby WEST YORKSHIRE Leeds Yorkshire and The HumberLS22 6TY Flat/Maisonette £235,000 Yes 3422 10091216 The Nest Drayton Manor Drive Tamworth Staffordshire Lichfield West Midlands B78 3TJ Detached House £600,000 Yes 1997 10095954 73 Brooklands Road Dundonald BELFAST Co. Antrim Lisburn and Castlereagh Northern Ireland BT16 2PE Terraced House £130,000 Yes 1907 10094588 18 Grangewood Grove Dundonald Belfast Antrim Lisburn and Castlereagh Northern Ireland BT16 1GF Semi Detached House £250,000 Yes 2225 10098954 60 Causeway End Road Lisburn Antrim Lisburn and Castlereagh Northern Ireland BT28 2AG Detached House £230,000 Yes 269 10098825 Lawherne House Main Road Hallow Worcester Malvern Hills West Midlands WR2 6PW Detached House £575,000 Yes 358 10102573 Truecroft Oldwood Road TENBURY WELLS Worcestershire Malvern Hills West Midlands WR15 8TA Bungalow £525,000 Yes 1803 10093190 13 Church Lane Hoby MELTON MOWBRAY Leicestershire Melton East Midlands LE14 3DR Detached House £895,000 Yes 1366 10085762 East End Barn, 1 Stonesby Road WALTHAM ON THE WOLDS Melton East Midlands LE14 4PR Bungalow £375,000 Yes 1647 10091102 5 Canterbury Drive Melton Mowbray LEICESTERSHIRE Melton East Midlands LE13 0PG Bungalow £240,000 Yes 1266 10082641 48 Church Road LONDON Merton London SW19 5AN Terraced House £4,650,000 This is a large terraced house behind a wall in the centre of Wimbledon Village - the comps support values of £4,500,000 to £5,000,000. We have adopted a value of £4,650,000 as the property has a huge garden which returns to another road and 3 garages. Yes 2778 10105911 7 Castlerocklands Carrickfergus Antrim Mid and East Antrim Northern Ireland BT38 8FY Semi Detached House £200,000 Yes 2314 10099985 19 Castlerocklands Carrickfergus CO ANTRIM Mid and East Antrim Northern Ireland BT38 8FY Flat/Maisonette £235,000 Yes 1541 10089652 16 Coniston Grove Middlesbrough Cleveland Middlesbrough North East TS5 7BX Semi Detached House £200,000 3 BED SEMI DETACHED Yes 3262 10087732 24 Eskview Grove Dalkeith Midlothian Midlothian Scotland EH22 1JW Flat/Maisonette £140,000 Yes 1170 10080425 Orchard Gate Minstead Lyndhurst Hampshire New Forest South East SO43 7FX Detached House £1,350,000 No 3870 10099236 77 Grove Street New Balderton NEWARK Nottinghamshire Newark and Sherwood East Midlands NG24 3AR Terraced House £140,000 Yes 1335 10085079 16 Broadway Court Highbridge GOSFORTH Newcastle Upon Tyne Newcastle upon Tyne North East NE3 2NZ Flat/Maisonette £200,000 Yes 2473 10101842 6 Jesmond Park West Newcastle Upon Tyne Newcastle upon Tyne North East NE7 7BU Detached House £850,000 LOOKS AT LEAST 5 BEDS Yes 3101 10081752 11 Winster Close Old Tupton Chesterfield Derbyshire North East Derbyshire East Midlands S42 6HT Bungalow £250,000 Yes 2156 10097995 38 Summerfield Drive Sleaford LINCOLNSHIRE North Kesteven East Midlands NG34 8TX Bungalow £130,000 Yes 417 10104707 Long Furlong House Long Lane Wiveton Holt North Norfolk East of England NR25 7DD Detached House £700,000 3 bed detached house No 5002 6111550000 48 Orchard Way Thorpe Willoughby SELBY North Yorkshire North Yorkshire Yorkshire and The HumberYO8 9NE Detached House £280,000 3 BED DETACHED BUNGALOW Yes 67 10086942 26 Glencoe Avenue Southfield Green CRAMLINGTON Northumberland Northumberland North East NE23 6EH Bungalow £220,000 Yes 1706 10092201 53 Hollinwell Avenue Wollaton NOTTINGHAM Nottinghamshire Nottingham East Midlands NG8 1JY Semi Detached House £290,000 Yes 2740 10105478 63 Avondale Road Wigston Leicestershire Oadby and Wigston East Midlands LE18 1ND Semi Detached House £260,000 Yes 369 10102954 5 Diglea Diggle Oldham Oldham North West OL3 5LA Detached House £400,000 Unusual property forming part of a large stone building with views and rural location away from the village. Maybe larger house than comps around £400-450k but limited outside space. Very narrow access driveway/road through the hamlet. Appears to include Yes small section of garden/outdoor space at the side and rear. Solicitor or client should confirm that whole end of building is included and that this is not a flying freehold, as other houses in the village are. Valued assuming it is a three storey end terr ace. 3943 10100382 Nether-Pitcairn, Farmhouse Grandtully ABREFELDY Perthshire Perth and Kinross Scotland PH15 2EQ Terraced House £800,000 Cat B listed building built circa 1750 Yes 2655 10104411 Crossmount House Kinloch Rannoch PITLOCHRY Perthshire Perth and Kinross Scotland PH16 5QF Detached House £400,000 Yes 4198 10104941 7 Aurora Court 14a Sunset Avenue Woodford Green Essex Redbridge London IG8 0SN Flat/Maisonette £550,000 Yes 287 10099526 5 Knighton Close Woodford Green Essex Redbridge London IG8 0NU Bungalow £750,000 Yes 3973 10100999 123 Farndale Drive Guisborough Cleveland Redcar and Cleveland North East TS14 8JX Detached House £325,000 Yes 3921 10099939 42 Park Lane Guisborough Cleveland Redcar and Cleveland North East TS14 6LD Semi Detached House £140,000 Yes 445 10105753 60 Corporation Road Redcar CLEVELAND Redcar and Cleveland North East TS10 1PB Semi Detached House £180,000 Yes 2880 10073344 5 Elizabeth Cottages Kew Richmond Surrey Richmond upon Thames London TW9 3NJ Semi Detached House £900,000 Yes 2919 10075023 14 Trowlock Island Teddington Middlesex Richmond upon Thames London TW11 9QZ Bungalow £850,000 Yes 2814 10070699 24 Stella Avenue Tollerton NOTTINGHAM Rushcliffe East Midlands NG12 4EX Bungalow £285,000 Yes 652 10101418 14 Park Drive Crosby Liverpool Sefton North West L23 6TW Detached House £1,250,000 Leasehold (assumed 999 years). Large detached house close to Crosby seafront. Park to the north. Private road, no street view or photos. Gated at one end so the only access is up and back down the same track. Potentially has pool (not possible to confirm) Yes . Large plot, garden, driveway etc. Condition and age not known, nor size or quality of accommodation. 5198 6116870000 32 Southfields Road West Kingsdown Sevenoaks Kent Sevenoaks South East TN15 6LE Detached House £550,000 Chalet style house surrounded by similar. Location not the best Yes 199 10096534 28 Roman Court High Street EDENBRIDGE Kent Sevenoaks South East TN8 5LW Flat/Maisonette £250,000 Retirement block built 2005 in walking distance to town and near railway station. Assumed to be a 2-bed in line with floor size of neighbouring. Yes 2634 10104154 Little Wybournes High Street KEMSING Sevenoaks Sevenoaks South East TN15 6LX Detached House £1,350,000 On outskirt of Kemsing village. Period detached property, with shared access, walled gardens, pool, paddock, stables and garages but is dated internally and needs work. Was on market for £1.8m in 2025 Yes 4144 10104199 16 Richmond Avenue Sheffield Sheffield Yorkshire and The HumberS13 8TJ Semi Detached House £225,000 Range for 3b semis is £200-275, ones at £215k are generally not as good position. External condition is really poor and probably worst house on the road. Yes 1508 10089089 2 Green Park Staines MIDDLESEX Spelthorne South East TW18 4YJ Terraced House £550,000 assumed 3 beds Yes 1527 10089350 4 Moseley Road Cheadle Hulme Cheadle Cheshire Stockport North West SK8 5HJ Semi Detached House £750,000 Best comp is No.3 (opposite) SSTC asking over £795k. Good condition and probably larger / more modern interior. Good road with lots of parking and away from main road, but still easy access into Cheadle / Cheadle Hulme. Yes 2687 10104850 145 The Glebe Stockton-On-Tees Cleveland Stockton-on-Tees North East TS20 1RD Semi Detached House £145,000 3 BED SEMI DETACHED Yes 3854 10098939 58 Grosvenor Road Billingham CLEVELAND Stockton-on-Tees North East TS22 5HQ Semi Detached House £175,000 3 BED SEMI DETACHED Yes 3594 10094514 11A St Oswalds Crescent Billingham CLEVELAND Stockton-on-Tees North East TS23 2RW Bungalow £120,000 2 BED SEMI DETACHED BUNGALOW Yes 2137 10097833 17 Ganstead Way Billingham Cleveland Stockton-on-Tees North East TS23 3SY Terraced House £115,000 Yes 2725 10105313 60 Oakwell Road Stockton On Tees Cleveland Stockton-on-Tees North East TS20 1HL Terraced House £125,000 Yes 2273 10099510 10 Ludham Grove Stockton-On-Tees CLEVELAND Stockton-on-Tees North East TS19 0XH Bungalow £220,000 3 BED DETACHED BUNGALOW Yes 396 10103941 29 Carew Close Yarm CLEVELAND Stockton-on-Tees North East TS15 9TJ Bungalow £250,000 3 BED DETACHED BUNGALOW Yes 381 10103410 6 Valley Gardens Stockton-On-Tees CLEVELAND Stockton-on-Tees North East TS19 8BE Bungalow £150,000 Yes 1548 10089735 Willowbrook Cotswold Close TREDINGTON Shipston-On-Stour Stratford-on-Avon West Midlands CV36 4NR Detached House £475,000 Yes 1349 10085514 Riverside Cottage Church Road Long Itchington Southam Warwickshire Stratford-on-Avon West Midlands CV47 9PR Detached House £725,000 Yes 1021 10076904 Torridon Cuddington Way Cheam Sutton Sutton London SM2 7JA Detached House £800,000 Yes 792 10071216 39 Main Road Ogmore-By-Sea BRIDGEND Mid Glamorgan The Vale of Glamorgan Wales CF32 0PD Bungalow £465,000 Yes 3788 10098031 9 Delius Drive Tonbridge KENT Tonbridge and Malling South East TN10 4DN Semi Detached House £450,000 3 bed semi with garage on estate of similar. Yes 3059 10080054 31 Newton Avenue Tonbridge Kent Tonbridge and Malling South East TN10 4RR Semi Detached House £390,000 3 bed chalet style with extension. Scruffy looking Yes 1039 10077166 20 Chiltern Way Tonbridge Kent Tonbridge and Malling South East TN9 1NQ Detached House £800,000 Well presented 4 bed HD on estate of similar. Close to town centre Yes 2690 10104885 Springfield 1 Harboro Road SALE Cheshire Trafford North West M33 5AE Semi Detached House £900,000 Think this is sold SSTC:. https://www.purplebricks.co.uk/property-for-sale/6-bedroom-semi-detached-house-sale-1845420 No.3 (6 bed / 330m2) sold for £900k in Jun 24. External condition looked neglected, overgrown trees in front garden, externa decorations Yes overdue and maybe been vacant for some time. Adopted price is the RM asking price, wtih additional valuation of £900k showing on the SCT, presumably a mortgage valuation although not confirmed. One of the largest houses on the road. 413 10104543 2 Old Hall Courtyard Heath Wakefield West Yorkshire Wakefield Yorkshire and The HumberWF1 5ST Terraced House £700,000 4 BED HOUSE Yes

Property Type Units 100% VP Value Properties in the ownership of Phoenix Group Management Services Limited Bungalow 46 £16,165,000 06-Feb-26 Detached House 48 £39,845,000 Instruction Number: 748642 Flat/Maisonette 15 £4,235,000 Semi Detached House 52 £21,055,000 Terraced House 26 £16,125,000 Total 187 £97,425,000 Loan Number Customer Ref Address 1 Address 2 Address 3 Address 4 Local Authority Region Post Code Property Type 100% VP Value Notes Photo 751 10070158 89 Leadale Avenue London Waltham Forest London E4 8AX Semi Detached House £575,000 Yes 1498 10089017 38 Brathway Road LONDON Wandsworth London SW18 4BB Terraced House £825,000 Yes 3023 10078245 8 Wontner Road LONDON Wandsworth London SW17 7QT Terraced House £1,550,000 Yes 5776 6164440000 54 Alfriston Road London Wandsworth London SW11 6NW Detached House £1,450,000 Yes 59 10083566 Hatch Mill Buckland Monachorum YELVERTON Devon West Devon South West PL20 7NT Detached House £400,000 Grade II listed building No 1201 10081125 6 Davey Close Sturton By Stow LINCOLN Lincolnshire West Lindsey East Midlands LN1 2FF Bungalow £325,000 Yes 3704 10096836 15 Butts Croft Close Northampton West Northamptonshire East Midlands NN4 0WP Terraced House £220,000 Yes 2675 10104675 94 Artillery Mansions 75 Victoria Street LONDON Westminster London SW1H 0HY Flat/Maisonette £1,000,000 Yes 68 10086943 Glendale Close House Close Houses KNOCK Appleby-In-Westmorland Westmorland and Furness North West CA16 6DL Detached House £320,000 Currently for sale. Poor condition, appears empty for some time. Yes 815 10071659 112 Beech Walk Standish Wigan Lancashire Wigan North West WN6 0YE Bungalow £750,000 Neighbouring property SSTC asking price £700k, best comp, less land and probably smaller. Very long private driveway extending from Beech Walk down to house. Not possible to get a clear view of the house without alerting occupiers to uninvited visitor hav Yes ing walked all the way down the drive. Relatively narrow access driveway from unmade (presumably private) road in relatively poor condition - big pot holes and very muddy. 861 10072921 Rose Bower Stratford RoadSTRATFORD SUB CASTLE Salisbury Wiltshire South West SP1 3LG Bungalow £850,000 No 2138 10097854 White Gables 48a Brimstage Road Heswall Wirral Wirral North West CH60 1XG Detached House £500,000 Big range of prices. 32 Brimstage sold for £725k in Aug 24 (4b), No.60 (3b) sold for £430k in Jul 24. One for sale offers over £700k but larger frontage and plot. Good road in expensive part of Wirral. Within 0.5 miles of Cherry Trees (other property in t Yes he portfolio). 3984 10101200 Cherry Trees 73 Barnston Road Heswall Wirral Wirral North West CH60 1UE Bungalow £500,000 Two detached bungalows / dormers v high prices No.59 £700k, 4b, sold Jul 25. 2 Valdese, Park Road sold Aug 24 for £795k but much more modern and high spec. Adopted £500k as condition unknown and more on main road than comps. Within 0.5 miles of White Gabl Yes es (other property in the portfolio). 3242 10087139 16 Bredon Road Wokingham Berkshire Wokingham South East RG41 1HW Detached House £575,000 assumed 4 beds Yes 6340 6083380000 Pumphouse Cottage Pumphouse Lane Hanbury Droitwich Wychavon West Midlands WR9 7EB Detached House £650,000 Yes 1556 10089810 86 Chaloners Road YORK North Yorkshire York Yorkshire and The HumberYO24 2TH Semi Detached House £290,000 Yes 6849 6091780000 9 Deepdale Woodthorpe YORK York Yorkshire and The Humber YO24 2SA Bungalow £245,000 2 BED SEMI DETACHED BUNGALOW Yes 535 10094335 6 Garths End Haxby YORK North Yorkshire York Yorkshire and The Humber YO32 3WB Terraced House £225,000 2 BED TERRACE Yes 466 10080048 90 Eastholme Drive YORK North Yorkshire York Yorkshire and The HumberYO30 5TA Bungalow £225,000 Yes 2394 10100880 21 Ouseburn Avenue YORK North Yorkshire York Yorkshire and The HumberYO26 5NL Terraced House £275,000 Yes 555 10095998 16 Tedder Road York York Yorkshire and The HumberYO24 3JB Semi Detached House £240,000 2 BED SEMI Yes 2267 10099388 90 Kingsway West York York Yorkshire and The Humber YO24 4QB Terraced House £240,000 3 BED TERRACE Yes 474 10083247 43 Ashley Park Crescent Acomb York York Yorkshire and The HumberYO31 1HJ Bungalow £260,000 Yes

Appendix 3 - Market Commentary

UK Residential – February 2026

SAVILLS RESEARCH

UK Housing Market Update

savills

Market shows positive indicators, but confidence and price growth remain subdued

House prices rose by 0.3% in January, according to Nationwide, hinting at some positivity in the market. January's growth does not fully reverse December's -0.4% price fall, however, leaving annual price growth at just 1.0%.

Forward indicators suggest there is little momentum behind price growth in the short term. Demand in the market continued to decline across most of the country in December, according to the RICS Survey. In contrast, there was an even split amongst surveyors on supply, with as many seeing more homes come to the market for sale as saw fewer. The lack of demand against a reasonably well supplied market means price growth is likely to remain subdued over the next few months.

Despite low demand, activity in the market has been robust. Recent HMRC data shows that there were 1,212,240 transactions in 2025, 10% higher than 2024 and in line with post-Global Financial Crisis (GFC) norms. Although activity in 2025 was slightly front-loaded, as first time buyers took advantage of SDLT relief which came to an end in March, Q4 2025 was the strongest Q4 since 2022. Sales agreed were broadly in line with the 2017-19 average in January. So the homes on the market are selling, even if there is little competition amongst buyers.

The big improvements in mortgage affordability are now behind us. After four base rate cuts in 2025 and the average mortgage rate on new business falling from 4.5% to 4.1%, Oxford Economics now forecast just two base rate cuts in 2026. The forecast for a slower pace of cuts comes after inflation rose to 3.4% in December, up from 3.2% the previous month. The next cut is expected in April, but this will be largely priced in by lenders. Mortgage rates are therefore likely to be fairly stable for much of the year.

Improved confidence in the wider economy is needed to boost demand and drive price growth. But the outlook for 2026 is relatively subdued. GDP grew by just 0.1% for the 3-months to November and unemployment stood at 5.1% with significant improvement not expected until 2027.

More localised house price data from October shows that the North West and Scotland had the greatest value growth, particularly Clackmannanshire (8.6%) and the Ribble Valley (7.5%). Ceredigion saw the most significant price falls of -9.8%, followed by Brent (-7.4%) and Rother in Sussex (-5.6%).

Figure 1 House price growth to Oct-25 since 07/08 peak


House price growth vs 07/08 peak
Above 60%
45% to 60%
30% to 45%
15% to 30%
0% to 15%
Value falls

Source Savills using HM Land Registry and Registers of Scotland (6 month smoothed)*

Figure 2 Annual house price growth to Oct-25


Annual house price growth to Oct-25
Above 4%
2% to 4%
0% to 2%
-2% to 0%
Over -2% falls

Source Savills using HM Land Registry and Registers of Scotland (6 month smoothed)*

1

2 UK Housing Market Update New sales instructions rebounded to a neutral level following the November budget, with as many surveyors reporting more supply as reporting less. Most continued to report fewer new buyer enquiries remain. The gap between new instructions and buyer enquiries shows that supply is returning to the market at a faster pace than demand, which will limit price growth in the short term. Figure 3 Supply has improved, while demand remains low Source RICS (seasonally adjusted) The RICS survey, which can be a good early indicator of house price movement, has been reporting that most surveyors have been seeing price falls since April 2025. Nationwide reported a 3-month fall of -0.5% in January 2025, the second month of negative 3-month price growth. The more lagged ONS index now aligns more closely with RICS and Nationwide, reporting a 3-month fall of -0.1% in November. Figure 4 All indicators reporting price falls on a 3 -month basis S ource RICS, Nationwide (seasonally adjusted) , ONS (seasonally adjusted) There were 105,730 transactions in December according to HMRC, 7% higher than December 2024 and 3% above the monthly average between 2017-19. There were 1,212,240 transactions over 2025, a 10% increase on 2024 and in line with post-GFC norms. Transaction levels remain resilient as affordability continues to improve, particularly for First Time Buyers who have occupied an increasing share of the market. Figure 5 Monthly tr ansaction volumes rose above 2017 -19 levels in December Source HMRC (non -seasonally adjusted) -100 -80 -60 -40 -20 0 20 40 60 80 100 Dec-15 Jun-16 Dec-16 Jun-17 Dec-17 Jun-18 Dec-18 Jun-19 Dec-19 Jun-20 Dec-20 Jun-21 Dec-21 Jun-22 Dec-22 Jun-23 Dec-23 Jun-24 Dec-24 Jun-25 Dec-25 Net balance of opinion New Buyer Enquiries New Instructions -100 -80 -60 -40 -20 0 20 40 60 80 100 -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% Jan-15 Jul-15 Jan-16 Jul-16 Jan-17 Jul-17 Jan-18 Jul-18 Jan-19 Jul-19 Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23 Jul-23 Jan-24 Jul-24 Jan-25 Jul-25 Jan-26 RICS net balance of opinion Three month house price growth RICS Nationwide (3 month SA) ONS (3 month) 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Number of residential transactions 2025 2024 2023 2017-19 year average

3 UK Housing Market Update Annual rental growth across the UK in December was 2.0% according to Zoopla, up from 1.9% in November. Regionally the picture remains quite mixed, the North East and North West continue to see the strongest annual rental growth of 4.2% and 2.8% respectively. The West Midlands (0.4%) and East Midlands (1.3%) have seen the weakest annual growth. Rents have continued to grow at a slower pace than income growth, allowing affordability to improve. Net migration was lower in 2025 and first time buyer numbers were at their highest level since the GFC, at a time when unemployment was rising. This combination of factors has led to lower demand for rented homes, reducing competition amongst tenants and easing the pressure on rents. Figure 6 Annual rental growth to November 2025 Source Zoopla Rental Index powered by Hometrack Table 1 Re gional rental growth to December 20 25 m/m q/q y/y UK 0.2% 0.6% 2.0 % London 0. 2% 0. 4% 1.9% South East 0. 3% 0. 6% 2.0 % East of England 0.0% 0.1% 1.8% South West 0. 0% 0. 4% 2.4 % East Midlands 0. 1% 0. 2% 1.3% West Midlands 0 .0% 0. 1% 0. 4 % North East 0 .7% 2.5% 4. 2% Yorkshire and the Humber 0. 0% 0.8% 1.5% North West 0. 1% 0. 7% 2.8 % Wales 0. 0% 1.0% 2.1% Scotland 0. 9% 1.0% 2.5 % Source Zoopla Rental Index powered by Hometrack Although tenant demand usually falls in December, this year saw a unprecedented drop. Surveyors continue to report low numbers of landlord instructions, as supply remains relatively constrained. The next few months will be key to understanding the longer term outlook for the rental market. Will demand bounce back to more normal levels? What impact might implementation of the Renters Rights Act have on supply? Figure 7 Demand and supply both at low levels Source RICS Table 2 Rental forecasts (published November 202 5) Region 2026 2027 2028 2029 2030 5 years to 2030 UK 2.0% 2.0% 2.5% 2.5% 2.5% 12.0% London 1.5% 1.5% 2.5% 2.5% 3.0% 11.5% Source Savills Table 3 Recent house price growth -100 -80 -60 -40 -20 0 20 40 60 80 100 Dec-15 Jun-16 Dec-16 Jun-17 Dec-17 Jun-18 Dec-18 Jun-19 Dec-19 Jun-20 Dec-20 Jun-21 Dec-21 Jun-22 Dec-22 Jun-23 Dec-23 Jun-24 Dec-24 Jun-25 Dec-25 Net balance of opinion Tenant demand Landlord instructions

UK Housing Market Update

	Nationwide (Regions to Q4 2025, UK to January 2025)			ONS (to November 2025)			Savills* (to October 2025)		
	m/m	q/q	y/y	m/m	q/q	y/y	m/m	q/q	y/y
UK	0.3%	0.5%	0.6%	0.3%	-0.1%	2.5%	0.4%	0.5%	1.3%
London	-	0.6%	0.7%	1.3%	-1.6%	-1.2%	0.1%	0.5%	0.5%
South East	-	0.8%	0.1%	-0.7%	-1.2%	1.1%	0.3%	0.3%	0.5%
East of England	-	-1.0%	-0.8%	-0.7%	-0.7%	1.8%	0.2%	0.2%	0.6%
South West	-	0.9%	0.5%	0.8%	-0.6%	2.0%	0.6%	0.5%	-0.1%
East Midlands	-	0.3%	0.9%	-0.2%	-0.1%	2.7%	0.4%	0.6%	1.4%
West Midlands	-	1.1%	2.3%	0.3%	-0.3%	2.2%	0.5%	0.6%	2.2%
North East	-	-0.2%	2.1%	1.8%	3.3%	6.8%	0.4%	0.7%	2.8%
Yorks & Humber	-	0.1%	2.2%	1.2%	1.5%	3.7%	0.4%	0.4%	1.6%
North West	-	1.6%	3.5%	0.8%	0.4%	4.1%	0.8%	1.1%	2.9%
Wales	-	1.0%	3.3%	-0.7%	-0.7%	0.7%	0.0%	0.2%	1.4%
Scotland	-	0.5%	1.8%	0.3%	0.6%	4.5%	0.3%	1.7%	3.8%

Source Savills using HM Land Registry and Registers of Scotland (6 month smoothed)*, Nationwide (seasonally adjusted), ONS (seasonally adjusted)

Table 4 Mainstream house price forecasts (published November 2025)

Region	2026	2027	2028	2029	2030	5 years to 2030
UK	2.0%	4.0%	5.0%	5.5%	4.0%	22.2%
London	0.0%	2.0%	3.5%	4.5%	3.0%	13.6%
South East	1.0%	3.0%	4.0%	4.5%	3.5%	17.0%
East of England	1.5%	3.5%	4.5%	5.0%	3.5%	19.3%
South West	2.0%	4.0%	5.0%	5.0%	3.5%	21.0%
East Midlands	2.5%	4.0%	5.5%	6.0%	4.0%	24.0%
West Midlands	2.5%	4.5%	5.5%	6.0%	4.0%	24.6%
North East	3.5%	5.5%	6.0%	6.0%	5.0%	28.8%
Yorks & Humber	3.5%	5.5%	6.0%	6.0%	5.0%	28.8%
North West	3.0%	5.5%	6.0%	6.0%	4.5%	27.6%
Wales	3.0%	5.0%	6.0%	6.0%	5.0%	27.6%
Scotland	3.0%	5.0%	6.0%	6.0%	5.0%	27.6%

Source Savills

Savills team

Please contact us for further information

Dan Doherty
Analyst
daniel.doherty@savills.com
020 7123 6349

Corranne Wheeler
Analyst
corranne.wheeler@savills.com
020 3107 5454

Chris Buckle
Director
cbuckle@savills.com
020 7016 3881

*Savills index is an unadjusted repeat sales index based on HM Land Registry and Registers of Scotland price paid data. Note that Savills national index (labelled UK) is for Great Britain, not including Northern Ireland.

This report is for general informative purposes only. It may not be published, reproduced or quoted in part or in whole, nor may it be used as a basis for any contract, prospectus, agreement or other document without prior consent. Whilst every effort has been made to ensure its accuracy, Savills accepts no liability whatsoever for any direct or consequential loss arising from its use. The content is strictly copyright and reproduction of the whole or part of it in any form is prohibited without written permission from Savills Research.

savills

4

Appendix 4 - Sample Photographs

Photographic Schedule 1 Avondale Gardens, Grangetown, Cardiff, CF11 7DY 1 Belgrave Mews, Rawdon Leeds LS19 6AQ 1 Cranford House, 10a Cranford Ave, Exmouth, Devon, EX8 2HT 1 Cross Moor Close, Silsden, Keighley, BD20 0BZ Kasper 1 L.P Portfolio - February 2026 1

Photographic Schedule 1 The Orchard, London, W4 1JZ 1A Whaggs Lane, Whickham, Newcastle, NE16 4PF 2 Ecclesburn Avenue Leeds LS9 9BZ 2 Ely Road, Durham, DH1 5QQ Kasper 1 L.P Portfolio - February 2026 2

Photographic Schedule 2 Green Park, Staines, TW18 4YJ 2 Old Hall Courtyard, Heath, Wakefield, WF1 5ST 2 Pilgrims Way, Gilesgate, Durham, DH1 1HB 2 Signal Hayes Road, Sutton Coldfield, West Midlands, B76 2RS Kasper 1 L.P Portfolio - February 2026 3

Photographic Schedule 3 Craigland Villas, Sacriston, Durham, DH7 6LX 3 Moorland Close, Leeds LS17 6JR 3 Rockport Rise, Holywood, Co Down, BT18 0EH 4 Ashcroft, Stanhope, Bishop Auckland, DL13 2NR Kasper 1 L.P Portfolio - February 2026 4

Photographic Schedule 4 Hardwicke Road, London, W4 5EA 4 Moseley Road, Cheadle, SK8 5HJ 4 Murray Close, Broughton Astley, Leicester, LE9 6HH 5 Canterbury Drive, Melton Mowbray, LE13 1PG Kasper 1 L.P Portfolio - February 2026 5

Photographic Schedule 5 Diglea, Diggle, Oldham, OL3 5LA 5 Elizabeth Cottages, Kew, TW9 3NJ 5 Knighton Close, Woodford Green, IG8 0NU 5 Woodlands Court, 305 Otley Road, Leeds LS16 6EZ Kasper 1 L.P Portfolio - February 2026 6

Photographic Schedule 6 Davey Close, Sturton by Stow, Lincoln, LN1 2FF 6 Garths End, Haxby, York, YO32 3WB 6 Jesmond Park West, Newcastle, NE7 7BU 6 Mendip Close, Garforth, LS25 2HU Kasper 1 L.P Portfolio - February 2026 7

Photographic Schedule 6 Valley Gardens, Stockon on Tees, TS19 8BE 7 Aurora Court, 14a Sunset Avenue, IG8 0SN 7 Talbot Drive, Christchurch, BH232 5RX 7 Woodland Grove, Weybridge, KT13 9EF Kasper 1 L.P Portfolio - February 2026 8

Photographic Schedule 8 Braithwaite Gardens, Stanmore, HA7 2QH 8 Wonter Road, London, SW17 7QT 9 Beechwood, Woodlesford LS26 8PP 9 Deepdale, Woodthorpe, York, YO24 2SA Kasper 1 L.P Portfolio - February 2026 9

Photographic Schedule 9 Delius Drive, Tonbridge, Kent, TN10 4DN 9 Leconfield Court, Wetherby LS22 6TY 9 Lindford Close, Oakwood, Derby, DE21 4TA 9 Londesborough Road, Cranswick, Driffield, YO25 9PL Kasper 1 L.P Portfolio - February 2026 10

Photographic Schedule 10 Ludham Grove, Stockton on Tees, TS19 0XH 11 Southway, Horsforth, Leeds LS18 5RN 11 Winster Close, Old Tupton, Chesterfield, S42 6HT 11A St Oswalds Crescent, Billingham, TS23 2RW Kasper 1 L.P Portfolio - February 2026 11

Photographic Schedule 12 Holtdale Gardens, Holt Park Leeds LS16 7RR 13 Church Lane, Hoby, Melton Mowbray, LE14 3DR 14 Derwent Avenue, Milford, Belper, DE56 0RB 14 Hagley Close, Stourbridge, DY9 9LP Kasper 1 L.P Portfolio - February 2026 12

Photographic Schedule 14 Park Drive, Crosby, Liverpool, L23 6TW 14 Trowlock Island, Teddington, TW11 9QZ 15 Butts Croft Close, Northampton, NN4 0WP 15 East Drive Angmering, Littlehampton, BN16 4JH Kasper 1 L.P Portfolio - February 2026 13

Photographic Schedule 15 Grampian Way, Long Eaton, Nottingham, NG0 4PG 15 Lambert Close, Market Weighton, York, YO43 3BE 16 Bredon Road, Wokingham RG41 1HW 16 Broadway Court, Highbridge, Gosforth, Newcastle, NE3 2NZ Kasper 1 L.P Portfolio - February 2026 14

Photographic Schedule

savills



16 Coniston Grove, Middlesbrough, TS5 7BX



16 Richmond Ave, Sheffield, S13 8TJ



16 Tedder Road, York, YO24 3JB



17 Ganstead Way, Billingham, TS23 3SY

Kasper 1 L.P Portfolio - February 2026 15

Photographic Schedule 19 Field Road, Bristol, BS15 1HT 20 Chiltern Way Tonbridge, Kent, TN9 1NQ 20 Hardiway, Boston, Lincs, PE21 9RU 21 Foresters Walk, Stamford Bridge, York, YO41 1BB Kasper 1 L.P Portfolio - February 2026 16

Photographic Schedule 21 Ouseburn Avenue, York, YO26 5NL 21 Parkways Grove, Oulton LS26 8TP 23 Henry Avenue, Bowburn, Durham, DH6 5EL 24 Eskview Grove, Dalkieth, EH22 1JW Kasper 1 L.P Portfolio - February 2026 17

Photographic Schedule 24 Stella Avenue, Tollerton, Notts, NG12 4EX 25 Henconner Gardens Leeds LS7 3NT 26 Abbeydale Garth, Leeds, LS5 3RQ 26 Bath Road, Mickleover, Derby, DE3 9BW Kasper 1 L.P Portfolio - February 2026 18

Photographic Schedule 26 Glencoe Avenue, Southfield Green, Cramlingotn, NE23 6EH 28 Church Road, Kibworth, Leics, LE8 0NB 28 Roman Court, High Street, Edenbridge, TN8 5LW 29 Carew Close, Yarm, Cleveland, TS15 9TJ Kasper 1 L.P Portfolio - February 2026 19

Photographic Schedule 29 Forster Avenue, Sherburn, Durham, DH6 1EW 30 Lillie Road, London, SW6 1TN 30 Lowlands Road, Belper, Derbys, DE561HN 30 Percy Road, Winchmore Hill, N21 2JA Kasper 1 L.P Portfolio - February 2026 20

Photographic Schedule 30 Spennithorne Drive, Leeds LS16 6HS 31 Newton Avenue Tonbridge, Kent, TN10 4RR 32 Southfields Road West Kingsdown, Sevenoaks, TN15 6LE 33 Coniston Way, Woodlesford LS26 8RR Kasper 1 L.P Portfolio - February 2026 21

Photographic Schedule 33 Cornwall Avenue, Darlington, DL1 2LJ 33-1 Murrayfield Road, Edinburgh, EH13 6EP 35 Dobsons Place, Haddington, East Lothian, EH41 4RT 35 Pye Nest Rise, Halifax, HX2 7HJ - NOT CORRECT PHOTO Kasper 1 L.P Portfolio - February 2026 22

Photographic Schedule



36 Glenhurst Avenue, Bexley, DA5 3QW


KFH

38 Braithway Road, London, SW18 4BB



38 Summerfield Drive, Sleaford, Lincs, NG34 8TX



39 Main Road, Ogmore-By-Sea, Bridgend, CF32 0PD

Kasper 1 L.P Portfolio - February 2026 23

Photographic Schedule 39 Silverdale Drive, Guiseley Leeds LS20 8BE 40 Twatling Road, Barnt Green, Birmingham, B45 8HU 41B Gordon Avenue, Stanmore, HA7 3QQ 42 Brim Hill, London, N2 0HG Kasper 1 L.P Portfolio - February 2026 24

Photographic Schedule 42 Park Lane, Guisborough, Cleveland, TS14 6LD 43 Ashley Park Crescent, Acomb, York, YO31 1HJ 43 Eversley Crescent, Ruislip, HA4 6DE 43 Outwoods Road, Loughborough, LE11 3LX Kasper 1 L.P Portfolio - February 2026 25

Photographic Schedule 45 Gillbank Drive, Ratby, Leics, LE6 0NH 46 The Meer, Fleckney, Leics, LE8 8UN 47 Woolacombe Avenue, Llanrumney, Cardiff, CF3 4TD 48 Bank View Road, Derby, DE22 1EJ Kasper 1 L.P Portfolio - February 2026 26

Photographic Schedule 48 Church Road, Merton, London, SW19 8AN 48 Churchill Avenue, Harrow, HA3 0AY 48 Orchard Way, Selby, North Yorks, YO8 9NE 52 Archdale Street, Syston, Leics, LE7 1NA Kasper 1 L.P Portfolio - February 2026 27

Photographic Schedule 53 Hollinwell Avenue, Wollaton, NG8 1JY 54 Alfriston Road, London, SW11 6NW 56 Derwent Crescent, Howden, Goole, DN14 7AN 58 Grosvenor Road, Billingham, TS22 5HQ Kasper 1 L.P Portfolio - February 2026 28

Photographic Schedule

savills



59 Peel Crescent, Hertford, SG14 3EE



60 Corporation Road, Redcar, TS10 1PB



60 Oakwell Road, Stockton on Tees, TS20 1HL



62 Ingrebourne Gardens, Upminster, RM14 1BW

Kasper 1 L.P Portfolio - February 2026

29

Photographic Schedule 63 Avondale Road, Wigston, Leics, LE18 1ND 71 Roman Way, Bristol, BS9 1SP 77 Grove Street, New Balderton, Newark, NG24 3AR 80 Lynton Mead, London, N20 8DJ Kasper 1 L.P Portfolio - February 2026 30

Photographic Schedule 82 Main Road, Pye Bridge, Alfreton, DE55 4NY 83 Argie Avenue, Leeds, LS4 2QN 86 Chaloners Road, York, YO24 2TH 89 Langrick Avenue, Howden, Goole, DN14 7SS Kasper 1 L.P Portfolio - February 2026 31

Photographic Schedule 89 Leadale Avenue, London, E4 8AX 90 Eastholme Drive, York, YO30 5TA 90 Kingsway West, York, YO24 4QB 94 Artillary Mansions, 74 Victoria Street, London, SW1H 0HY Kasper 1 L.P Portfolio - February 2026 32

Photographic Schedule 104 Langdale Road, Woodlesford LS26 8XF 112 Beech Walk, Standish, Wigan WN6 0YE 115 Milton Grove, London, N16 8QX 116 Greenacres, Kirkby-in-Ashfield, Notts, NG17 7GF Kasper 1 L.P Portfolio - February 2026 33

122 Green Lane, Cookridge Leeds LS16 7HF 123 Farndale Drive, Guisborough, Cleveland, TS14 8JX 125A Scotchman Lane, Morley LS27 0NU 136 Park Road, New Barnet, EN4 9QN Kasper 1 L.P Portfolio - February 2026 34

Photographic Schedule 145 The Glebe, Stockon on Tees, Cleveland, TS20 1RD 150 St Thomas's Road, Finsbury Park, N4 2QP 167 Austhorpe Lane, Leeds LS15 8LZ 607 Castlemilk Road, Glasgow, G44 5LY Kasper 1 L.P Portfolio - February 2026 35

Photographic Schedule Baxter Wood Farm, Crossgate Moor, Durham, DH1 4TG Bromham Hall, Bedford, MK43 8HH Cherry Pie Cottage, Clotton, Tarporley, CW6 0EH Cherry Trees, 73 Barnston Rd, Heswall, CH60 1UE Kasper 1 L.P Portfolio - February 2026 36

Photographic Schedule

savills



Compton Cottage, Orpington, BR6 8LY



Crossmount House, Kinloch Rannoch, Pitlochry, PH16 5QF



Crowthorn Farm, Edgeworth, BL7 0JX



East End Barn, 1 Stonesby Road, Waltham on the Wolds, LE14 4PR

Kasper 1 L.P Portfolio - February 2026

37

Photographic Schedule Flat 0-1, 21 Kirkland Street, Glasgow, G20 6SY Glendale Close House, Knock, Appleby, CA16 6DL Lawherne Close, Main Road, Hallow, Worcestershire, WR2 6PW (Driveway to) Little Wybournes, High Street, Kemsing, TN15 6LX Kasper 1 L.P Portfolio - February 2026 38

Photographic Schedule Nether-Pitcairn Farmhouse, Grandtully, Abrefeldy, PH15 2EQ Orchard Lodge, 269 Bostocks Lane, Sandiacre, NG10 5ND Pumphouse Cottage, Pumphouse Lane, Hanbury, Droitwich, WR9 7EB Riverside Cottage, Church Road, Southam, Warwickshire, CV47 9PR Kasper 1 L.P Portfolio - February 2026 39

Photographic Schedule Shortwood, Highfields, East Horsley, KT24 5AA Springfield, 1 Harboro Road, Sale, M33 5AE St Elmo Hall, Haughton Tarporley, CW6 9RH Tarn Hows, Oakmere, CW8 2EG Kasper 1 L.P Portfolio - February 2026 40

Photographic Schedule The Corner House, 8b Brook Road, Budleigh Salterton, Devon, EX9 6LZ The Nest, Drayton Manor Drive, Tamworth, Staffs, B78 3TJ The Pines, 406 Old Road, Chesterfield, S40 3QF Torridon, Cuddington Way, Cheam, SM2 7JA Kasper 1 L.P Portfolio - February 2026 41

Photographic Schedule

savills



Truecroft, Oldwood Road, Tenbury Wells, Worcestershire, WR15 8TA



White Gables, 48A Brimstage Rd, Heswall, CH60 1XG



Willowbrook, Cotswold Close, Tredington, CV36 4NR



60 Station Road, Ranskill, Retford, DN22 8LQ

Kasper 1 L.P Portfolio - February 2026

42

Catherine Wilson MRICS BSc (Hons) RICS Registered Valuer Head of Housing Valuation +44 (0) 207 330 8624 +447967555618 catherine.wilson@savills.com James Crawford MRICS RICS Registered Valuer Associate Director +44 (0) 020 3618 3566 +447870999266 James.Crawford@savills.com Andrew Garratt BA FRICS FCIH RICS Registered Valuer Director +447807999579 AGarratt@savills.com